    As filed with the Securities and Exchange Commission on December 30, 1997

                                                      Registration No. 33-35851
                                                              File No. 811-6138
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X
                                                                        -----
      Pre-Effective Amendment No.
                                          -----                         -----
      Post-Effective Amendment No.          9                             X
                                          -----                         -----
                                    and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X
                                                                        -----
                            Amendment No. 11                              X
                                         ----                           -----


                                THE BAUPOST FUND
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. Box 381288
                                 ---------------
                                44 Brattle Street
                                -----------------
                               Cambridge, MA 02238
                               -------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (617) 497-6680

It is proposed that this filing will become effective (check appropriate box):

                           immediately upon filing pursuant to paragraph (b).
                    ---
                           on (date) pursuant to paragraph (b).
                    ---

                     X     60 days after filing pursuant to paragraph (a)(1).
                    ---

                           on (date) pursuant to paragraph (a)(1).
                    ---

                           75 days after filing pursuant to paragraph (a)(2).
                    ---
                           on (date) pursuant to paragraph (a)(2) of Rule 485.
                    ---

If appropriate, check the following box:

                    --- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Name and Address of Agent for Service:

                                   Copies to:
                                   ----------

     Seth A. Klarman                                 Gregory D. Sheehan, Esq.
     The Baupost Group, Inc.                         Ropes & Gray
     44 Brattle Street                               One International Place
     Cambridge, MA  02238                            Boston, MA  02110-2624

     The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2.
================================================================================

                                THE BAUPOST FUND

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-1A
                           ---------------------------

PART A

Item No.                    Item Caption                 Prospectus Caption
--------                    ------------                 ------------------
1.                          Cover Page                   COVER PAGE

2.                          Synopsis                     EXPENSE INFORMATION

3.                          Condensed Financial          FINANCIAL HIGHLIGHTS
                            Information

4.                          General Description of       THE FUND; PURCHASE OF
                            Registrant                   SHARES; REDEMPTION OF
                                                         SHARES; DETERMINATION
                                                         OF NET ASSET VALUE;
                                                         DISTRIBUTIONS; TAXES;
                                                         MANAGEMENT OF THE FUND;
                                                         DESCRIPTION OF THE FUND
                                                         AND OWNERSIP OF SHARES;
                                                         APPENDIX A - OPTIONS,
                                                         FUTURES AND FOREIGN
                                                         CURRENCY EXCHANGE
                                                         TRANSACTIONS; APPENDIX
                                                         B - DESCRIPTION OF
                                                         RATINGS

5.                          Management of the Fund       MANAGEMENT OF THE FUND;
                                                         EXPENSE INFORMATION;
                                                         BACK COVER PAGE

5A.                         Management's Discussion      (CONTAINED IN THE
                            of Fund Performance          ANNUAL REPORT OF THE
                                                         REGISTRANT)


6.                          Capital Stock and Other      DISTRIBUTIONS; TAXES;
                            Securities                   DESCRIPTION OF THE FUND
                                                         AND OWNERSHIP OF
                                                         SHARES; SHAREHOLDER
                                                         INQUIRIES

7.                          Purchase of Securities       PURCHASE OF SHARES;
                            Being Offered                DETERMINATION OF NET
                                                         ASSET VALUE

8.                          Redemption or Repurchase     REDEMPTION OF SHARES

9.                          Pending Legal Proceedings    NOT APPLICABLE

PART B
------

                                                         Statement of Additional
Item No.                    Item Caption                  Information Caption
--------                    ------------                 -----------------------

10.                         Cover Page                   COVER PAGE

11.                         Table of Contents            TABLE OF CONTENTS

12.                         General Information and      NOT APPLICABLE
                            History

13.                         Investment Objectives and    INVESTMENT RESTRICTIONS
                            Policies

14.                         Management of the Fund       MANAGEMENT OF THE FUND;
                                                         INVESTMENT ADVISORY AND
                                                         OTHER SERVICES

15.                         Control Persons and          OWNERSHIP OF FUND
                            Principal Holders of         SHARES
                            Securities

16.                         Investment Advisory and      INVESTMENT ADVISORY
                            Other Services               AND OTHER SERVICES




17.                         Brokerage Allocation and     PORTFOLIO TRANSACTIONS
                            Other Practices

18.                         Capital Stock and Other      SHAREHOLDER VOTING
                            Securities                   RIGHTS; LIABILITY OF
                                                         SHAREHOLDERS, TRUSTEES
                                                         AND OFFICERS; TAX
                                                         STATUS; DISTRIBUTIONS
                                                         (PART A); DESCRIPTION
                                                         OF THE FUND AND
                                                         OWNERSHIP OF FUND
                                                         SHARES (PART A)

19.                         Purchase, Redemption         DETERMINATION OF NET
                            and Pricing of Securities    ASSET VALUE (PART A);
                            Being Offered                DETERMINATION OF NET
                                                         ASSET VALUE (PART B)

20.                         Tax Status                   TAX STATUS

21.                         Underwriters                 NOT APPLICABLE

22.                         Calculation of Performance   STANDARD PERFORMANCE
                            Data                         MEASURES

23.                         Financial Statements         REPORT OF INDEPENDENT
                                                         AUDITORS; FINANCIAL
                                                         STATEMENTS

PROSPECTUS

Dated February 28, 1998

                                THE BAUPOST FUND
                                44 Brattle Street
                             Post Office Box 381288
                               Cambridge, MA 02238
                                 (617) 497-6680


         The Baupost Fund (the "Fund") is a no-load, non-diversified, open-end management investment company. The Fund's principal investment objective is capital appreciation, and its secondary objective is income. The Fund pursues these objectives primarily through investments in foreign and domestic securities, including common stocks, preferred stocks and debt securities, that the Fund's investment adviser, The Baupost Group, L.L.C. ("Baupost" or the "Adviser"), believes are available for purchase at prices less than their intrinsic value. There is no assurance that the Fund will achieve its objectives. THE FUND MAY INVEST UP TO 15% OF ITS ASSETS IN ILLIQUID SECURITIES; THIS COULD RESULT IN HIGHER TRANSACTION COSTS THAN INVESTING IN MORE LIQUID SECURITIES AND CAUSE TIME DELAYS AND COSTS AND POSSIBLE LOSSES IN CONNECTION WITH THE SALE OF SUCH SECURITIES. See "How the Fund Pursues its Objectives."


         THE FUND MAY INVEST PREDOMINANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. See "How the Fund Pursues its Objectives."

         Shares of the Fund may be purchased in a continuous offering directly from the Fund at net asset value without a sales charge or underwriting commission on the last day of each month on which the New York Stock Exchange is open for business. The minimum initial investment in the Fund is $50,000; the minimum additional investment is $1,000. The Fund reserves the right at any time to reject an order to purchase shares of the Fund. See "Purchase of Shares." Before investing in the Fund, shareholders will be required to execute an agreement pursuant to which they will agree not to transfer their shares, except as approved by the Fund.


         This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund. Please retain this Prospectus for future reference. A Statement of Additional Information, dated February 28, 1998, containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information can be obtained without charge by calling the Fund at (617) 497-6680, or writing to the Fund at the above address.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                               -------------------

                               INVESTMENT ADVISER


                            THE BAUPOST GROUP, L.L.C.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
EXPENSE INFORMATION                                                            1
FINANCIAL HIGHLIGHTS                                                           2
THE FUND                                                                       3
                  THE FUND'S INVESTMENT OBJECTIVES                             3
                  HOW THE FUND PURSUES ITS OBJECTIVES                          3
                  OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS           8
                  PORTFOLIO MANAGEMENT AND PORTFOLIO TURNOVER                 11

                  RISK FACTORS                                                12
                  LIMITING INVESTMENT RISK                                    14

PURCHASE OF SHARES                                                            14
REDEMPTION OF SHARES                                                          14
DETERMINATION OF NET ASSET VALUE                                              15
DISTRIBUTIONS                                                                 16

TAXES                                                                         17
MANAGEMENT OF THE FUND                                                        18
HOW THE FUND SHOWS PERFORMANCE                                                19

DESCRIPTION OF THE FUND AND OWNERSHIP OF SHARES                               19

CUSTODIAN                                                                     20
ADMINISTRATOR                                                                 20
TRANSFER AND DIVIDEND DISBURSING AGENT                                        20
REPORTS TO SHAREHOLDERS                                                       21
SHAREHOLDER INQUIRIES                                                         21
APPENDIX A - OPTIONS, FUTURES AND FOREIGN CURRENCY EXCHANGE TRANSACTIONS      22
APPENDIX B - DESCRIPTION OF DEBT RATINGS                                      35



                               EXPENSE INFORMATION




         The expenses of the Fund for the 1997 fiscal year are set forth in the following table:




SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on
Purchases................................................      NONE

Maximum Sales Load Imposed on
Reinvested Dividends.....................................      NONE

Deferred Sales Load......................................      NONE

Redemption Fee...........................................      NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fee                                                1.00%

Administrative Fee                                             .25%

Other Expenses                                                 .89%

Total Fund Operating Expenses                                 2.14%


EXAMPLE:

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
You would pay the following        ------     -------      -------     --------
expenses on a $1,000 investment     $22         $67          $115        $247
assuming (1) 5% annual return
and (2) redemption at the end
of each time period:



         The purpose of the table is to assist you in understanding the various costs and expenses of the Fund that are borne by shareholders of the Fund. THE EXAMPLE IS BASED ON THE TOTAL FUND OPERATING EXPENSES FOR THE FUND'S LAST FISCAL YEAR (2.14% OF AVERAGE NET ASSETS) AND DOES NOT REPRESENT FUTURE EXPENSES; ACTUAL EXPENSES INCURRED DURING THE PERIODS COVERED BY THE EXAMPLE MAY BE MORE OR LESS THAN SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. See "Management of the Fund" for more information about operating expenses.

\


                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS

The table below presents selected per share data, total returns, and ratios for the life of the Fund for each share of beneficial interest. The information in the table has been audited and reported on by Ernst & Young LLP, the Fund's independent auditors, whose report appears in the Statement of Additional Information. The Fund's Annual Report, which contains additional unaudited performance information, is available upon request.


                                                                          Year Ended                               Period Ended
                                                                          October 31                                October 31
                                             --------------------------------------------------------------------   ----------
                                               1997          1996        1995       1994        1993        1992      1991(d)
                                             --------      --------    -------    -------     -------     -------     -------
SELECTED PER SHARE DATA(a)

Net Asset Value, beginning of period         $  15.38      $  13.47    $ 14.33    $ 14.77     $ 12.56     $ 11.97     $ 10.04
                                             --------      --------    -------    -------     -------     -------     -------

Income from Investment Operations
     Net investment income                       0.30          0.41       0.25       0.22        0.28        0.24        0.47
     Net realized and unrealized gain (loss)     3.47          2.43       0.71       1.23        2.76        0.88        1.46
                                             --------      --------    -------    -------     -------     -------     -------
Total from investment operations                 3.77          2.84       0.96       1.45        3.04        1.12        1.93

Less Distributions
     From net investment income                  0.40          0.28       0.25       0.46        0.22        0.53          --
     In excess of net investment income            --            --       0.08         --          --          --          --
     From net realized gain                      1.66          0.65       1.49       1.43        0.61          --          --
                                             --------      --------    -------    -------     -------
     Total distributions                         2.06          0.93       1.82       1.89        0.83        0.53          --
                                             --------      --------    -------    -------     -------     -------
Net Asset Value, end of period                  17.09      $  15.38    $ 13.47    $ 14.33     $ 14.77     $ 12.56     $ 11.97
                                             ========      ========    =======    =======     =======     =======     =======

TOTAL RETURN                                    27.04%        22.51%      7.91%     11.06%      25.45%       9.51%      19.21%(b)

RATIOS AND SUPPLEMENTAL DATA

Net Assets, end of period (in thousands)     $152,958      $108,788    $89,439    $81,787     $75,378     $46,942     $35,054
Ratio of expenses to average net assets          2.14%(f)      1.50%      1.54%      1.53%       1.52%       1.50%       1.50%(c)
Total expenses to average net assets             2.14%(f)      1.50%      1.54%      1.55%       1.63%       1.72%       2.01%(c)
Ratio of net investment income to average net    1.45%         2.27%      1.60%      1.32%       2.29%       2.07%       5.33%(c)
assets
Ratio of net investment income excluding
 waiver of management fee to average
 net assets                                      1.45%         2.27%      1.60%      1.30%       2.17%       1.85%       4.82%(c)
Portfolio Turnover Rate                           140%          120%       106%       161%        183%        137%        144%

Average commission rate(e)                   $ 0.0203        0.0271



(a) All per share amounts reflect the effect of a ten-for-one share split as of the close of business October 31, 1993.
(b) Total returns for periods of less than one year are not annualized.
(c) Annualized.
(d) For the period January 1, 1991 - October 31, 1991. For the period from
    June 29, 1990 (date of organization) to December 31, 1990, net income of $2,993, or $1.50 per share, was distributed to the Fund's sole shareholder. Such distributions represented the net income of the Fund prior to the date shares of beneficial interest were issued.
(e) For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

(f) The increase in expense ratios is due to equity swap contract interest expense.

                                    THE FUND


    The Baupost Fund (the "Fund") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990.

THE FUND'S INVESTMENT OBJECTIVES

    The principal investment objective of the Fund is capital appreciation. Income is a secondary objective. These objectives are not fundamental and the Trustees of the Fund may change them without shareholder approval. The Fund is not intended to be a complete investment program, and there is no assurance the Fund will achieve its objectives.

HOW THE FUND PURSUES ITS OBJECTIVES


    BASIC INVESTMENT STRATEGY. The Fund pursues its investment objectives primarily through investments in common stocks, preferred stocks, debt securities (such as bonds, debentures, notes, bank debt and claims) and participations therein, and other securities which, in the opinion of The Baupost Group, L.L.C. ("Baupost" or the "Adviser"), are available at prices less than their intrinsic value, as determined by Baupost after analysis and research, taking into account, among other factors, the relationship of the market value of the securities to book value, cash flow, and earnings. These factors are not applied formulaically, as the Adviser examines each security separately; the Adviser has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Fund. The Fund may invest in common stocks, preferred stocks and debt securities, whether domestic or foreign, in such proportions as the Adviser deems advisable. The preferred stocks and debt securities may be convertible. In addition, the Fund may enter into repurchase agreements, make loans of its portfolio securities, enter into forward commitments, purchase warrants, engage in options, futures and swap transactions, hold its assets in cash or in money market instruments, and engage in short sales of securities. See "Investment Practices" below. The Fund may invest up to 25% of its total assets in any one industry. The achievement of the Fund's investment objectives will depend upon the Adviser's analytical and portfolio management skills. In light of the types of securities in which the Fund may invest, the Fund is not an appropriate investment for investors seeking short-term profits.


    The Fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, the Fund may seek to influence or control management by investing in a potential takeover, leveraged buyout or reorganization or by investing in other entities that were organized in order to purchase securities for the purpose of influencing or controlling management, if the Adviser believes that the possible increase in the value of its investment will outweigh the risks and costs associated with the investment. The Fund may also discuss informally with management different operating strategies, propose shareholder resolutions, engage in a proxy contest or serve as part of a creditors' committee established in connection with a company's insolvency. Neither the Fund nor the Adviser has any experience in managing the types of companies in which the Fund will likely invest.

    DEBT SECURITIES. The Fund may invest without limit in debt securities, including obligations of the U.S. Treasury. The values of debt securities generally fluctuate inversely with changes in interest rates. The Fund has established no rating criteria for debt securities in which it may invest, although securities ratings will be a factor in the Adviser's decision to purchase debt securities. Other factors that may influence the Adviser's decision include the financial position and credit history of the issuer, the yield, maturity and liquidity of the particular debt security, and the Adviser's forecasts of interest rate and market movements. The debt securities purchased by the Fund may have remaining maturities in excess of 20 years. Some debt securities in which the Fund may invest may be secured by assets of the debtor. In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage such assets, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. Neither the Fund nor the Adviser has any experience in managing such assets. The Fund's intention to qualify as a "regulated investment company" for federal income tax purposes may limit the extent to which the Fund may exercise its rights by taking possession of such assets. For a discussion of the risks associated with the Fund's investments in lower-rated debt securities, see "Risk Factors--Lower-rated Securities."

    The Fund may purchase indebtedness and participations therein of financially troubled companies, which include companies that are in default under agreements representing indebtedness, companies that have experienced a material adverse change in their business or operations, or companies that are insolvent. The Fund may invest without limit in such indebtedness and may invest in senior and subordinated indebtedness. Like the purchase of other debt securities, the purchase of indebtedness of such companies always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost, although these risks are heightened when the Fund invests in troubled companies. While there are established markets for some of this indebtedness, certain indebtedness will be less liquid than more heavily traded securities. The Fund will not invest more than 15% of its net assets in illiquid securities.

    Participations normally are made available only on a nonrecourse basis by financial institutions. If an intermediary exists between the Fund and the borrower, the Fund may only purchase loan participations when such intermediary is a national or state chartered bank or a foreign bank. The Fund's ability to receive payments of principal and interest in connection with participations held by it will depend primarily on the financial condition of the borrowers, although the Fund may in some cases be required to rely upon the lending institution from which it purchased the participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. When the Fund is required to rely upon a lending institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such lending institution. The Fund may have limited rights to enforce the terms of the underlying loan and the liquidity of loan participations may be limited.

    The Fund may also purchase claims against companies, including insolvent companies. These claims are typically unsecured and generally represent money due a supplier of goods or services to such company. Such claims are subject to certain risks, such as the risk that the Fund may not be paid by the debtor on a timely basis, if at all, or if the Fund does receive payment, it may be in an amount less than the value which the Adviser had placed on the claim.

    The Fund may also invest without limit in debt securities issued by states, municipalities, local governments and their agencies and authorities, the interest on which is exempt from Federal income taxes. In addition to the risks associated with other types of debt securities, the prices of tax-exempt securities may be affected by a variety of financial or political factors, such as concern as to the fiscal integrity of the issuer, demographics, and pending litigation or legislation that may affect future revenues of the issuer.

    REORGANIZATION TRANSACTIONS. The Fund may invest without limit in the securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers (collectively, "Reorganization Transactions"). Because the expected gain on an individual investment in a company involved in a Reorganization Transaction is normally smaller than the possible loss if the transaction is unexpectedly terminated, Fund assets will not be invested unless the proposed transaction appears to the Adviser to have a substantial probability of success. The expected completion of each transaction is also extremely important since the length of time that the Fund's assets may be invested in securities of a company involved in a Reorganization Transaction will affect the rate of return realized by the Fund. The Fund will not invest its assets in a Reorganization Transaction unless the Adviser determines that the probability of a timely and successful completion of the transaction offsets any risks associated with possible delays in its successful completion. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Adviser may invest the Fund's assets in both negotiated, or "friendly," reorganizations and non-negotiated, or "hostile," takeover attempts.

    There can be no assurance that any Reorganization Transaction proposed at the time the Fund makes its investment will be consummated or will be consummated on the terms and within the time period contemplated.

    FOREIGN INVESTMENTS. The Fund may invest without limit in foreign securities, including securities issued by foreign governments. Securities of foreign issuers, particularly non-governmental issuers, involve risks which are not ordinarily associated with investing in domestic issuers. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets will be affected favorably or unfavorably by currency exchange rates and exchange control regulations (which may include suspension of the ability to transfer currency from a given country and repatriation of investments) to the extent it invests in foreign securities. Exchange rates with respect to certain currencies may be particularly volatile. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards (which are generally not comparable to U.S. standards), the possibility of expropriation, nationalization and confiscatory or heavy taxation, the impact of political, social or diplomatic developments, default in foreign government securities, limitations on the removal of funds or other assets of the Fund, difficulties in invoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is being earned thereon. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined or, if the Fund entered into a contract to sell the security, could result in possible claims against the Fund. Foreign securities markets may be less liquid and more volatile than U.S. markets. Foreign brokerage commissions and other transaction costs and custodian fees are generally higher than in the United States. The Adviser may engage in foreign currency exchange transactions in connection with the purchase and sale of foreign securities and to protect the value of specific portfolio positions, although appropriate hedging transactions may not always be available or, even if such transactions are available, the Adviser may choose not to hedge the Fund's foreign currency exposure. See "Appendix A - Options, Futures and Foreign Currency Exchange Transactions." Special tax considerations also apply to investments in foreign securities. See "Taxes."

    Some countries in which the Fund may invest may have fixed or managed currencies that are not free- floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

    There are substantial risks involved in investing in securities issued by issuers located in underdeveloped or developing countries, which are sometimes referred to as "emerging markets." These risks are in addition to the usual risks inherent in foreign investments described above. Because of greater risks of adverse political developments, the lack of effective legal structures and difficulties effecting securities transfers and settlements, the Fund risks the loss of its entire investment when investing in securities issued by issuers located in certain foreign countries. The Fund may invest without limit in emerging markets.

    SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into swaps, caps, floors and collars on various securities, securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, for both hedging and non-hedging purposes.

    Swaps typically involve an exchange of obligations by two parties. For example, interest rate swaps involve the exchange of respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. In an equity swap, the counterparty generally agrees to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the underlying stock or stocks plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically based on the London Inter Bank Offered
Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock or stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the underlying stocks less the interest paid by the Fund on the notional amount less premium paid, if any. The Fund may also from time to time enter into the opposite side of equity swap contacts, which are known as "reverse equity swaps."

    Caps, floors and collars are variations on swaps. The purchase of a cap entitles the purchaser to receive payments from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Caps, floors and collars are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

    Payments under a swap contract may be made at the conclusion of the contract or periodically during its term. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap contract counterparties will be able to meet their obligations pursuant to swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swap contracts. To address this risk, the Fund will usually enter into swap contracts on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

    In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for the Fund to close out its obligations under the swap contract. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contact, however, the Fund could be subject to continued adverse developments, even after the Adviser has determined that it would be prudent to close out or offset the first swap contract.

    The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Because certain foreign markets may be closed for all practical purposes to U.S. investors such as the Fund, the Fund may invest indirectly in such markets through swap transactions and would therefore be subject to the risks described above with respect to investments in foreign securities as well as being subject to the risk of relying upon the counterparty of the swap contract to fulfill its obligations.

    INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to currencies, foreign or domestic securities, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. Because certain foreign markets may be closed for all practical purposes to U.S. investors such as the Fund, the Fund may invest indirectly in such markets through the purchase of indexed securities and would therefore be subject to the risks described above with respect to investments in foreign securities as well as being subject to the risk of relying upon the issuer of the indexed security to fulfill its obligations under the terms of the security.

    CASH AND SHORT-TERM OBLIGATIONS. Depending upon market conditions, part or all of the Fund's assets may be invested in cash (including foreign currencies) or high quality cash equivalent short-term obligations and unrated cash equivalent short-term obligations that the Adviser determines as comparable in quality to that of such rated obligations including, but not limited to, commercial paper, notes, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. It is impossible to predict when, for how long, or to what extent the Fund will invest its assets in cash and cash equivalent short-term obligations.

    OTHER INVESTMENT COMPANIES. From time to time and subject to applicable law, certain of the Fund's investments may include investments in other investment companies, including investment companies not registered under the Investment Company Act of 1940. When the Fund invests in other investment companies, shareholders may in effect pay multiple levels of fees (I.E., the Fund's fees and the fees of the other investment companies).

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS

    The Fund may from time to time engage in the investment practices described below. In addition, the Fund may buy and sell (I.E., write) call and put options on individual securities or on securities indices, buy and sell futures contracts and related options, engage in spread and straddle transactions, and engage in foreign currency exchange transactions (including buying and selling options on foreign currencies and engaging in foreign currency futures transactions and options thereon). Some of the options which the Fund may purchase or sell may be traded over-the-counter. EACH OF THESE PRACTICES INVOLVES CERTAIN SPECIAL RISKS. FOR INFORMATION ON OPTIONS AND FUTURES TRANSACTIONS AND FOREIGN CURRENCY EXCHANGE

TRANSACTIONS, INCLUDING LIMITATIONS DESIGNED TO REDUCE THE RISKS ASSOCIATED WITH THESE PRACTICES, SEE "APPENDIX A - OPTIONS, FUTURES AND FOREIGN CURRENCY EXCHANGE TRANSACTIONS." Because of the investment leverage involved in options and futures transactions, the Fund's obligations under its options and futures transactions could require the Fund to deliver or take delivery of investments with a value equal to or greater than the entire amount of its assets.


    SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the other party to the transaction. Short sales involve certain expenses and entail risks. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The net proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. ALTHOUGH THE FUND'S GAIN IS LIMITED TO THE PRICE AT WHICH IT SOLD THE SECURITY SHORT, ITS POTENTIAL LOSS IS UNLIMITED IF THE FUND DOES NOT OWN THE SECURITY.

    The staff of the Securities and Exchange Commission is of the opinion that a short sale involves the creation of a senior security and is, therefore, subject to the limitations of Section 18 of the 1940 Act. The staff has taken the position that in order to comply with the provisions of Section 18, the Fund must put in a segregated account (not with the broker) an amount of cash or securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short, and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. It is currently expected that no more than 25% of the Fund's net assets will be used as collateral or deposited in a segregated account in connection with short sales.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements on up to 25% of its total assets with banks or securities dealers in order to earn income. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it to such bank or dealer at an agreed-upon time and price, thereby determining the yield during the Fund's holding period. The Fund will normally limit its investments in repurchase agreements to those agreements maturing in seven days or less. Repurchase agreements maturing in more than seven days, together with any other illiquid assets of the Fund, will not exceed 15% of the value of the Fund's total net assets. The securities underlying repurchase agreements will be limited to securities in which the Fund could invest directly pursuant to the Fund's investment policies. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund to the bank or dealer involved, with the underlying securities constituting collateral for the loans. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller's estate. The Fund's investments in repurchase agreements will be limited to transactions with financial institutions which are determined by the Adviser to present minimal credit risks. The Adviser will monitor the creditworthiness of such financial institutions.


    LOANS OF SECURITIES. The Fund may lend its portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Fund. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that the Fund will have on loan at any given time securities totaling more than one-third of its net assets. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.


    FORWARD COMMITMENTS. The Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Fund does so, it will maintain cash or securities in a segregated account having a value at all times sufficient to meet the purchase price or will enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize gains or losses upon the sale of forward commitments. The Adviser will monitor the creditworthiness of the parties to such forward commitments. The Fund will not invest more than 25% of its total assets in forward commitments.

    WARRANTS. The Fund may from time to time purchase warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants represent the right to purchase securities of an issuer at a specific price for a specific period of time. They do not represent ownership of such securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily correlate with the prices of the underlying securities.


    REAL ESTATE AND RELATED SECURITIES. The Fund may invest in real estate and real estate-related securities. Real estate-related securities include securities that are backed by, represent interests in or are secured by real estate, as well as securities issued by companies or limited partnerships that invest in real estate or interests in real estate. Investments in these securities entail certain risks due to a variety of factors, including uncertainties surrounding the underlying real estate ventures. Factors affecting the performance of real estate ventures may include satisfactory completion of construction, excess supply of real estate in certain markets, prudent management of insurance risks, sufficient level of occupancy, adequacy of financing available in capital markets, competent management, adequate rent to cover operating expenses, local and regional markets for competing assets, changes in applicable laws and governmental regulations (including taxes), and social and economic trends.



    The Fund may purchase and sell real estate in order to protect its investment in such securities. Certain real estate-related securities in which the Fund may invest may not be readily marketable. Investments in real estate and in real estate-related securities that are not readily marketable entail additional risks, such as difficulty in pricing the real estate or security for purposes of determining the Fund's net asset value and the possibility that the Fund would be unable to sell the real estate or security at a price approximating its market value when it decides to sell the real estate or security. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its status as a regulated investment company. See "Taxes."


PORTFOLIO MANAGEMENT AND PORTFOLIO TURNOVER

    While it is a policy of the Fund generally not to engage in trading for short-term gains, portfolio changes will be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss, if in the Adviser's judgment such transactions are advisable. A change in the securities owned by the Fund is known as "portfolio turnover." For purposes of calculating portfolio turnover, all securities whose maturity or expiration date is one year or less at the time of acquisition are excluded from the calculation. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial Highlights."

    The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold only for certain clients of the Adviser even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account's being preferred over any other account.

RISK FACTORS

    NON-DIVERSIFICATION. The Fund is a "non-diversified" fund and as such is not required to meet any diversification requirements under the 1940 Act. Nevertheless, the Fund must meet certain diversification standards to qualify as a "regulated investment company" for federal income tax purposes. See "Tax Status" in the Statement of Additional Information. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in the securities of a relatively few issuers that the Adviser deems to be attractive investments, rather than invest in the securities of a large number of issuers merely to satisfy diversification requirements. Such policy will increase the risk of loss to the Fund should there be a decline in the market value of any security in which the Fund has invested a large percentage of its assets. Investment in a non-diversified fund such as the Fund will generally entail greater risks than investment in a "diversified" fund.

    LOWER-RATED SECURITIES. Debt securities in which the Fund invests may or may not be rated by rating agencies such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated below investment grade (below Baa if rated by Moody's and below BBB if rated by S&P) normally provide a yield or yield to maturity that is significantly higher than that of investment grade issues, but are predominately speculative with respect to capacity to pay interest and repay principal. The lower-rated categories include debt securities that are in default and debt securities of issuers who are insolvent. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

    The values of lower-rated securities (including unrated securities of comparable quality) fluctuate more than those of higher-rated securities, although they may be less sensitive to interest rate changes. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of principal and income. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In addition, the market price of lower-rated securities is likely to be more volatile because: (i) an economic downturn or increased interest rates may have a significant effect on the yield, price and potential for default; (ii) the market may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in disposing of the securities or in valuing them for purposes of determining the Fund's net asset value; and (iii) past legislation has limited (and future legislation may further limit) investment by certain institutions in lower-rated securities or the tax deductibility of the interest by the issuer, which may adversely affect the value of such securities. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives. Because the Fund may invest without limit in such lower-rated securities, the Fund's achievement of its investment objectives is more heavily dependent on the Adviser's credit analysis. For a more complete description of the ratings of debt securities, see "Appendix B - Description of Debt Ratings."

    At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Although the Adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

    Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

    The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero- coupon bonds do not pay interest for their entire lives and are issued at a discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Such investments may experience greater fluctuation in market value in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments, but may also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Accordingly, such bonds involve greater credit risk than bonds paying interest in cash currently. Even though such bonds may not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

    The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent the Fund invests in lower-rated tax-exempt securities, the achievement of the Fund's goals is more dependent on the Adviser's investment analysis than would be the case if the Fund were investing in higher-rated securities.


    During fiscal 1997, the Fund invested 2.3% of its net assets in debt securities that were in default. The Adviser believes that such securities provide attractive investment opportunities due in part to the discount from par at which they are typically purchased. In addition to these securities, the Fund also invested 1.6% of its net assets in securities rated B by Moody's, 0.1% of its net assets in securities rated C by

Moody's and 0.7% of its net assets in unrated debt securities which, if rated, the Adviser believes would have been rated C by Moody's.


LIMITING INVESTMENT RISK

    Specific investment restrictions help the Fund attempt to limit investment risks for its shareholders. See the Statement of Additional Information. Except for investment restrictions designated as fundamental in the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Trustees may change any non- fundamental investment policies without shareholder approval.

                               PURCHASE OF SHARES

    Shares of the Fund may be purchased in a continuous offering for cash without a sales charge or underwriting commission directly from the Fund on the last day of each month on which the New York Stock Exchange is open for business (a "Purchase Date"). The purchase price of shares of the Fund is the net asset value as of the close of the Exchange on the relevant Purchase Date. The minimum initial purchase of Fund shares is $50,000. The minimum purchase for any subsequent investment is $1,000. The Fund may waive these minimums at its discretion. Investors should call the offices of the Fund before attempting to place an order for Fund shares. The Fund reserves the right at any time to reject an order.

    Before investing in the Fund, shareholders will be required to execute an agreement pursuant to which they will agree not to transfer their shares, except as approved by the Fund. For these purposes, redemptions of Fund shares are not considered transfers, but pledges of Fund shares are.


    Before an order to purchase shares will be accepted, all required forms must be in proper order and received by Baupost no later than the business day preceding the Purchase Date, although the Fund requests that orders be sent so that they are received by Baupost no later than five business days before such Purchase Date. Unless otherwise approved by the Fund, all payments for purchases must be made by wire transfer to the account designated by State Street Bank and Trust Company. The deadline for wire transfers is 10:00 a.m. Eastern time on the Purchase Date. When the consideration is received by the Fund after the deadline, the purchase order will be rejected and will have to be resubmitted to the Fund on the next Purchase Date.


    Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Shareholders will be sent a statement of shares owned subsequent to each transaction.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed on any day the New York Stock Exchange is open for business. The redemption price is the net asset value per share next determined after receipt by Baupost of the redemption request in "good order." Shares of the Fund will generally be redeemed by a distribution in cash; however, the Fund reserves the right to redeem shares by a distribution in kind of securities held by the Fund.

    Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by the Fund in kind will be selected by the Adviser in light of the Fund's investment objectives and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Shareholders who receive a distribution in kind should expect to incur transaction costs when converting such securities to cash.

    Payment on redemption will be made as promptly as possible and in any event within seven days after the requested date provided that the request is in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. When opening an account with the Fund, shareholders may be required to designate the account(s) to which funds may be transferred upon redemption.

    The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of a share is determined for the Fund as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) once on each day on which the Exchange is open (other than a day on which no shares of the Fund were tendered for redemption and no order to purchase shares was accepted by the Fund, but at least as frequently as the last business day of each month). The net asset value per share for the Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities (other than certain foreign securities, as described below), options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price, or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration), the Fund will value such short positions as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price. Securities traded in foreign markets are valued at their current market value, which, depending on local custom, may or may not be the last quoted sale price (or the closing bid price). Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

    Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value which will not be reflected in the computation of such net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees.

    Because foreign securities (including options and futures contracts with respect to foreign securities and currencies) are quoted in foreign currencies, fluctuations in the value of such securities in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing at the time of determination of net asset value.

                                  DISTRIBUTIONS

    The Fund intends to pay out as dividends substantially all of its ordinary income (which principally consists of any dividends and interest it receives from its investments, less accrued expenses). The Fund also intends to distribute substantially all of its capital gain net income, if any, after giving effect to any available capital loss carryover. The Fund's policy is to declare and pay distributions of its ordinary income annually, generally in December, although it may do so more frequently as determined by the Trustees of the Fund. The Fund's policy is to distribute capital gain net income annually, generally in December, although it may do so more frequently as determined by the Trustees of the Fund and to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid in shares of the Fund at net asset value unless the shareholder elects to receive cash. Shareholders may make or change this election by indicating their choice on the Shareholder Information Sheet provided when an account is opened or by writing to the Transfer Agent.

                                      TAXES

    The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains paid to shareholders in the form of dividends. In order to accomplish this goal, the Fund must distribute substantially all of its ordinary income and capital gain net income on a current basis and maintain a portfolio of investments which satisfies certain investment and diversification criteria.


    All Fund distributions will be taxable to shareholders as ordinary income, except distributions of any long-term capital gains are currently taxable as such regardless of how long a shareholder may have owned shares in the Fund. Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), long-term capital gains generally are taxed at a maximum tax rate of 28% or 20% depending on the Fund's holding period in the portfolio investments. Distributions will be taxed whether received in cash or in additional shares of the Fund. For federal income tax purposes, a distribution paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund and received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund will provide federal tax information annually, including information about dividends and other distributions paid during the preceding year.


    Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.


    Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. If at the end of the Fund's taxable year more than 50% of the value of the Fund's total assets represents stock or securities of foreign corporations, the Fund intends to make an election permitted by the Internal Revenue Code of 1986 (the "Code") to treat any qualified foreign taxes it paid as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including, with respect to a credit, a holding period requirement imposed pursuant to the 1997 Act), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.


    Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the gains from disposition of the investment. This tax, however, can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."


    Under the "backup withholding" rules, the Fund may be required to withhold for the payment of Federal income tax 31% of a non-corporate shareholder's taxable distributions and redemption proceeds if such shareholder fails to provide the Fund with a correct taxpayer identification number or to make required certifications, or if a shareholder has been notified by the Internal Revenue Service that he is otherwise subject to backup withholding. The taxpayer identification number of an individual is his social security number.

    The foregoing is a general summary of the Federal income tax consequences for shareholders who are U.S. citizens or residents or U.S. corporations. Shareholders should consult their own tax advisors about the federal tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws. See the Statement of Additional Information for more information about taxes.

                             MANAGEMENT OF THE FUND


    The Fund is advised and managed by Baupost, a Massachusetts limited liability company. Seth A. Klarman, President of Baupost and of the Fund, owns in excess of 50% of the outstanding stock of Baupost. SAK Corporation, a Massachusetts corporation with the principal function of managing and overseeing Baupost is wholly owned by Mr. Klarman. SAK Corporation is the sole manager of Baupost, and as such, has sole decision-making authority over the management and operation of Baupost. Mr. Klarman has had primary responsibility for the day-to-day management of the Fund's portfolio since the Fund's inception in January, 1991. Mr. Klarman has been with The Baupost Group L.L.C. or The Baupost Group, Inc. since April, 1982. Prior to January [ ], 1998, the Fund was advised and managed by The Baupost Group, Inc. ("BGI"). On that date, BGI underwent a corporate restructuring that resulted, among other things, in the transfer of all of its assets and liabilities to Baupost. Upon consummation of that transaction, Baupost succeeded to the business operations previously conducted by BGI. Assets under management totaled approximately $[ ] million on [ ].



    Under the Management Contract with the Fund, the Adviser, subject to such policies as the Trustees may determine, selects and reviews the Fund's investments and provides office space and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Adviser. In the event that the Adviser ceases to be the investment adviser to the Fund, the right of the Fund to use the identifying name "Baupost" with respect to the Fund may be withdrawn.


    The Fund pays the Adviser a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets. Under the Management Contract, for the purposes of determining the applicable management fee, "average net assets" is determined at regular intervals throughout the year. The Adviser has agreed with the Fund to reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including the management fee, the administrative fee described below and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. From time to time, depending on its investments, expenses incurred by the Fund which are not subject to the expense limitation may be substantial.



    In addition, the Fund will pay all expenses incurred in connection with the organization and operation of the Fund, including but not limited to brokerage commissions and transfer taxes in connection with its portfolio transactions, all applicable taxes and filing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, the compensation of certain Trustees, interest charges, charges of custodians, administrative and transfer agency expenses, auditing and legal expenses, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, financial reports, proxy statements and proxies to existing shareholders, insurance premiums and professional association dues or assessments.


                         HOW THE FUND SHOWS PERFORMANCE

    From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund does not have a sales load or other charges paid by all shareholders that affect its calculation of total return or average annual total return. Any quotation of total return or average annual total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

    All data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

                 DESCRIPTION OF THE FUND AND OWNERSHIP OF SHARES

    The Fund is a no-load, non-diversified open-end registered management investment company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 29, 1990.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest which presently constitute a single series, the Fund. Each share of the Fund represents an equal proportionate interest with each other share. The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into two or more classes of shares, with such preferences and other rights and privileges as the Trustees may designate. The Fund's shares are not currently divided into classes. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Fund or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

    Fund shares are entitled to dividends as declared by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Fund shares are entitled to vote at any meetings of shareholders. Although the Fund is not required to hold annual meetings of shareholders, shareholders have the right to call a meeting to remove Trustees. See the Statement of Additional Information.

    The Declaration of Trust provides for the perpetual existence of the Fund. The Fund may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. The Declaration of Trust further provides that the Trustees may also terminate the Fund upon written notice to the shareholders.


                                    CUSTODIAN

    State Street Bank and Trust Company acts as the Fund's custodian. State Street has contracted with certain foreign banks and depositories to hold portfolio securities outside of the United States on behalf of the Fund. The custodian has no part in determining the Fund's investment policies or which securities are to be purchased or sold for the Fund.

                                  ADMINISTRATOR

    Baupost acts as the Fund's administrator under an Administrative Services Agreement. Under the agreement with the Fund, Baupost provides, among other things, bookkeeping and certain clerical services to the Fund and will calculate the total net asset value, total net income, and net asset value per share of the Fund. For these services, the Fund pays Baupost a quarterly fee at the annual rate of .25% of the Fund's average net asset value.

                     TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company acts as the Fund's transfer agent and dividend disbursing agent under a Transfer Agency and Service Agreement. Under the Agreement with the Fund, State Street provides customary transfer agency services to the Fund.

                             REPORTS TO SHAREHOLDERS

    The fiscal year of the Fund ends on October 31 of each year. The Fund will send to its shareholders a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements.

                              SHAREHOLDER INQUIRIES


    Shareholders may direct inquiries to the Fund c/o The Baupost Group, L.L.C., 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238.

APPENDIX A - OPTIONS, FUTURES AND FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The Fund may engage in options and futures transactions and certain foreign currency exchange transactions. These investment practices may be used to attempt to reduce fluctuations in the Fund's net asset value or for other purposes permitted by applicable law. There can be no assurance that such practices will be successful. Expenses and losses resulting from these activities will reduce the Fund's current income and net asset value.


    In connection with transactions in futures contracts and related options written by the Fund, the Fund will be required to deposit with its custodian or broker as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the values of the futures contracts or options. Because of the investment leverage involved in these transactions, the Fund's obligations under its futures contracts or options could require the Fund to deliver or take delivery of investments with a value equal to or greater than the entire amount of its assets.


OPTIONS ON SECURITIES

    WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities when, in the opinion of the Adviser, such transactions are consistent with the Fund's investment objectives and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price. The aggregate value of the securities underlying put options written by the Fund may not exceed 50% of the Fund's total assets.

    The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or will segregate cash or securities equal to the value of the securities to be delivered if the option were exercised. In the case of put options, the Fund will segregate cash or securities equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. For more information about cover and segregation requirements, see "Regulatory Requirements" below. The Fund may write combinations of covered puts and calls on the same underlying security. See "Spread and Straddle Transactions" below.

    The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund, to the extent it owns the underlying security, limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

    The Fund may terminate an option that it has written prior to the expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

    In connection with certain options that the Fund may write, the Fund may be required to deposit cash or securities as "margin," or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

    PURCHASING PUT OPTIONS. The Fund may purchase put options for any purpose, including to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. There is no limit on the amount of the Fund's assets that can be used to purchase put options.

    PURCHASING CALL OPTIONS. The Fund may purchase call options for any purpose, including to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. There is no limit on the amount of the Fund's assets that can be used to purchase call options.

    SPREAD AND STRADDLE TRANSACTIONS. In addition to the strategies described above, the Fund may engage in "spread" transactions in which it purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. The Fund may also engage in so-called "straddles," in which it purchases or sells combinations of put and call options on the same security. When it engages in spread and straddle transactions, the Fund seeks to profit from differentials in the option premiums paid and received by it and in the market prices of the related options positions when they are closed out or sold. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to purchase or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund were to purchase or sell a single option.

RISK FACTORS IN OPTIONS TRANSACTIONS

    The successful use of the Fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

    When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

    The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

    If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

    A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

    Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could, under certain circumstances, lose its entire investment.

    Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

    A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

    Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

    Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

    Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process know as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a futures contract on a security and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

    The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Fund. The Fund may close its position by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

    As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

    The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Certain risks arise because of the possibility of imperfect correlation between movements in the prices of futures contracts and options and movements in the prices of the underlying stock index, currency or security or of the securities or currencies that are the subject of the hedge. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities and currency markets. For example, if the Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, the Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. The Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

    To reduce or eliminate a position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

    Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

    There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for the securities that are the subject of the hedge. For example, if the Fund has hedged against a decline in the values of securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the securities held in its portfolio.

    INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objectives. The Fund may also purchase and sell options on index futures contracts.

    For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the

S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

    There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge.

    Successful use of index futures by the Fund is also subject to the Adviser's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. Due to the possibility of imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

    OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

    As an alternative to purchasing and selling call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

    The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

    Generally, the Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

    For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy and sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

    Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

    The Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

    The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. In addition to the other risks described above, these cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.


    CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.


    Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

    At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

    Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. Foreign currency futures contracts share many of the same risks described above with respect to other futures contracts.

    FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

    The Fund will only purchase or write foreign currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be significantly affected, fixed, or supported directly or indirectly by U.S. and foreign governmental actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

    The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of the relevant currencies. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round-lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

    There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

    SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of trades of foreign securities or of foreign currency option exercises may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or foreign currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

    FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OVER-THE-COUNTER OPTIONS

    Certain options are traded "over-the-counter" ("OTC") rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate option positions in the OTC market will be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. To the extent required by applicable pronouncements by the Staff of the Division of Investment Management of the Securities and Exchange Commission, the Fund may treat OTC options purchased by the Fund and assets held to cover OTC options written by the Fund as illiquid securities.

REGULATORY REQUIREMENTS

    Current regulatory requirements impose limitations on how the Fund may engage in options, futures and forward transactions. To the extent necessary, the Fund will comply with these regulations when engaging in options, futures and forward transactions (including options on securities, securities indices and currencies). In general, these regulations require that the Fund either "cover" its position or place cash or securities in a segregated account in an amount equal to the Fund's obligation. The methods of cover and the types of securities required to be segregated may vary depending on the type of financial instrument and the particular transaction.

FUTURE DEVELOPMENTS

    The Fund may take advantage of hedging opportunities and other derivative strategies which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund. Such opportunities, if they arise, may involve risks which exceed those involved in the activities described above.

                    APPENDIX B - DESCRIPTION OF DEBT RATINGS

I.  MOODY'S INVESTORS SERVICE, INC.

    Moody's Investors Service, Inc. describes classifications of bonds as follows:

    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interests and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II. STANDARD & POOR'S

    Standard & Poor's describes classifications of corporate bonds as follows:

    AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


    AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.



    A - Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


    BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE


    Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


    BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

    B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

    CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

    CC - The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

    C - The rating 'C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

    D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) or MINUS (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

THE BAUPOST FUND
P.O. Box 381288
44 Brattle Street
Cambridge, MA  02238



ADVISER AND ADMINISTRATOR
The Baupost Group, L.L.C.
P.O. Box 381288
44 Brattle Street
Cambridge, MA  02238




TRANSFER AND DIVIDEND PAYING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110



INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116-5072


LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110-2624

                                                               PROSPECTUS

                                                               February 28, 1998

                        --------------------------------

                                THE BAUPOST FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                                February 28, 1998






    This Statement of Additional Information contains information which may be useful to investors but which is not included in the Prospectus of The Baupost Fund (the "Fund"). This Statement is not a Prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Fund dated February 28, 1998. The Statement should be read together with the Prospectus. Copies of the Prospectus can be obtained without charge by calling the Fund at
(617) 497-6680 or by writing to the Fund, c/o The Baupost Group, L.L.C., 44 Brattle Street, Post Office Box 381288, Cambridge, Massachusetts 02238.




                                TABLE OF CONTENTS



                                                                         Page
                                                                         ----
INVESTMENT RESTRICTIONS...................................................B-2
TAX STATUS................................................................B-4
MANAGEMENT OF THE FUND....................................................B-5
OWNERSHIP OF FUND SHARES..................................................B-8
INVESTMENT ADVISORY AND OTHER SERVICES....................................B-8
PORTFOLIO TRANSACTIONS...................................................B-10
SHAREHOLDER VOTING RIGHTS................................................B-10
LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS ........................B-11
DETERMINATION OF NET ASSET VALUE ........................................B-12
STANDARD PERFORMANCE MEASURES............................................B-12
EXPERTS..................................................................B-12
REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS..................B-13



                        --------------------------------

                             INVESTMENT RESTRICTIONS


    The Fund is restricted by the following fundamental investment restrictions, which may not be changed without a vote of a majority of its outstanding voting securities. The Investment Company Act of 1940 (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


    (1) The Fund may borrow money to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

    (2) The Fund may purchase or sell real estate to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders or the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

    (3) The Fund may purchase or sell commodities, commodities contracts, futures contracts or options to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.

    (4) The Fund may make loans to the extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission, as such statute, rules, regulations or orders may be amended from time to time.


    As fundamental investment restrictions which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, the Fund may not and will not:


    (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

    (6) Invest 25% or more of the value of its total assets in any one industry. (U.S. Government Securities, including securities issued by agencies or instrumentalities of the U.S. Government, and securities backed by the credit of a U.S. governmental entity will not be considered to represent an industry.)

    (7) Issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur consistent with restriction 1 above.

It is contrary to the Fund's present policy, which may be changed by the Trustees without shareholder approval, to:

    (1)  Invest more than 15% of its assets in illiquid securities.


    (2) Purchase securities on margin, except that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options.

    (3) Invest more than 5% (taken at the lower of cost or market value) of its net assets in warrants (provided that of this 5%, no more than 2% may be warrants not listed on the New York Stock Exchange or the American Stock Exchange). For purposes of this restriction, warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase are deemed to be without value.


    (4) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

    (5) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) in connection with borrowings permitted by the Fund's investment restrictions.

    With respect to fundamental investment restriction 1 concerning borrowing, a registered investment company like the Fund may borrow up to 33 1/3% of its total assets under the 1940 Act. With respect to fundamental investment restrictions 2 and 3, the 1940 Act provides no limits on the applicable investment activities. With respect to fundamental investment restriction 4 concerning making loans, the 1940 Act permits a fund to make loans if expressly permitted by a fund's investment policies, but never to persons who control or are under common control with that fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present.



    For the purposes of fundamental investment restriction 6 concerning investments in any one industry, the Fund will consider all relevant factors in determining who is the issuer of a loan participation. These factors will include the credit quality of the borrower, the amount and quality of the collateral, the terms of the loan agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of any person interpositioned between the Fund and the borrower was deemed material to the decision to purchase the participation interest, the interest rate environment, and general economic conditions applicable to the borrower and such interpositioned person.


    For the purposes of certain diversification criteria imposed by federal tax laws, the Fund will consider the borrower to be the issuer of a loan participation. In addition, with respect to loan participations under which the

Fund does not have privity of contract with the borrower or would not have a direct cause of action against the borrower in the event of its failure to pay scheduled principal or interest, the Fund will also consider each person interpositioned between the Fund and the borrower to be an issuer of a loan participation.

    Except as otherwise noted, all percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


                                   TAX STATUS


    The tax status of the Fund and the distributions which it may make are summarized in the Prospectus under the headings "Taxes" and "Distributions." The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute in or with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies as a regulated investment company which is eligible for special federal income tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


    In order to eliminate an excise tax liability imposed on certain undistributed income, the Fund must distribute prior to each calendar year end an amount equal to the sum of: (i) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 of such year, (ii) 98% of the Fund's ordinary income realized in such calendar year and (iii) any undistributed income from the prior year. The Fund will be treated as having distributed on December 31 of a given year any dividend of ordinary income or capital gain net income that is declared and payable to shareholders of record on a date in October, November or December of such year and paid on or before January 31 of the next year. The Fund intends to make distributions which are necessary to eliminate such excise tax liability.

    Foreign currency exchange gain and loss arising from the Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts will generally be treated for federal income tax purposes as ordinary income or loss.


    The Fund's transactions, including hedging transactions, in options, futures contracts, forward contracts, short sales, spreads, straddles and foreign currencies will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. See "Appendix A - Options, Futures and Foreign Currency Exchange Transactions" in the Prospectus.


    Certain of the Fund's hedging activities, including its transactions in foreign currencies or foreign currency-denominated instruments, are likely to produce a difference between its book income and its taxable income. This difference may require the Fund to make distributions exceeding book income in order to qualify as a regulated investment company, or cause the Fund's distributions to exceed the Fund's taxable income. Distributions in excess of the Fund's earnings and profits will be treated as a non-taxable return of capital to the extent of the shareholder's tax basis in his shares and thereafter as capital gain.


                             MANAGEMENT OF THE FUND

    The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:


---------------------------------------------------------------------------------------------------------------
Name and Address*         Position                   Principal Occupation
-----------------         --------                   --------------------
---------------------------------------------------------------------------------------------------------------
Seth A. Klarman**         Trustee and President      The Baupost Group, L.L.C., President and Member of
                                                     Advisory Board; The Baupost Group, Inc., President and
                                                     Director (formerly, investment adviser to the Fund);
                                                     SAK Corporation, President (managing member of The
                                                     Baupost Group, L.L.C.)
---------------------------------------------------------------------------------------------------------------
William J. Poorvu**       Trustee, Vice Chairman,    The Baupost Group, L.L.C., Chairman of Advisory Board;
                          Clerk and Treasurer        The Baupost Group, Inc., Chairman and Director;
                                                     Massachusetts Financial Services Company Group of
                                                     Funds, Trustee/Director (mutual funds); CBL Associates
                                                     Properties, Inc., Director (a public Real Estate
                                                     Investment Trust); Harvard University, Graduate School
                                                     of Business Administration, Adjunct Professor; William
                                                     J. Poorvu, Proprietor (real estate investments).
---------------------------------------------------------------------------------------------------------------
 *  Unless otherwise indicated, the address of each person listed in the table is P.O. Box 381288, 44
    Brattle Street, Cambridge, MA 02238.
 ** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and The Baupost Group, L.L.C.

---------------------------------------------------------------------------------------------------------------
Name and Address*         Position                   Principal Occupation
-----------------         --------                   ---------------------
---------------------------------------------------------------------------------------------------------------
Howard H. Stevenson**     Trustee and Chairman       The Baupost Group, L.L.C., Vice Chairman of Advisory
                                                     Board; The Baupost Group, Inc., Vice Chairman, Director
                                                     and Treasurer; Harvard University, Graduate School of
                                                     Business Administration, Professor, and from 1991-1994,
                                                     Senior Associate Dean and Director of Financial and
                                                     Information Systems; Camp, Dresser & McKee, Director
                                                     (engineering consultants); Landmark Communications
                                                     Inc., Director (communications); Sheffield Steel Corp.,
                                                     Director (a steel manufacturer); African Communications
                                                     Group, Director (a communications group); Terry Hinge &
                                                     Hardware, Director (a manufacturer); Gulf States Steel,
                                                     Director (a steel manufacturer); Quadra Capital
                                                     Partners, Director (an investment advisory marketing
                                                     firm); Bessemer Securities Corporation, Director
                                                     (investments); Westboro Holdings LP, Director and
                                                     Treasurer (investments). Formerly, Director of
                                                     Passamaquoddy Technologies (a technology firm) and
                                                     Preco Corporation (a paper manufacturer).
---------------------------------------------------------------------------------------------------------------
Samuel Plimpton**         Trustee                    The Baupost Group, L.L.C., [  ]; The Baupost Group,
Brattle Advisors, L.P.                               Inc., Vice President; Brattle Advisors, L.P., general
44 Brattle Street                                    partner (real estate counselors). Formerly, Director,
Cambridge, MA  02138                                 Perry Dean Rogers 44 Brattle Street and Partners (an
                                                     architecture firm).
---------------------------------------------------------------------------------------------------------------
Robert W. Ackerman        Trustee                    President and Chief Executive Officer of Sheffield
Sheffield Steel Corp.                                Steel Corp. (a steel manufacturer); Director, Gulf
220 North Jefferson                                  States Steel (a steel manufacturer); formerly,
Sands Springs, OK 74063                              President and Chief Executive Officer, Lincoln Pulp &
                                                     Paper Co., Inc. (a paper manufacturer);.
---------------------------------------------------------------------------------------------------------------
David Auerbach            Trustee                    Trustee, Dana-Farber Cancer Institute; Member,
607 Boylston Street                                  Executive Committee, Dana-Farber Cancer Institute;
Boston, MA  02116                                    Chairman, Jimmy Fund Committee, Dana-Farber Cancer
                                                     Institute; Overseer, Beth Israel-Deaconess Medical
                                                     Center; Director, Boston Latin School Foundation.
---------------------------------------------------------------------------------------------------------------
*  Unless otherwise indicated, the address of each person listed in the table is P.O. Box 381288,
   44 Brattle Street, Cambridge, MA 02238.
** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and The Baupost Group, L.L.C.

---------------------------------------------------------------------------------------------------------------
Name and Address*         Position                   Principal Occupation
-----------------         --------                   --------------------
---------------------------------------------------------------------------------------------------------------

Jay Light                 Trustee                    Harvard University Graduate School of Business
Harvard University                                   Administration, Dwight P. Robinson, Jr. Professor of
Graduate                                             Business Administration and Senior Associate Dean,
School of Business                                   Director of Faculty Planning from 1988 to 1992; United
Administration                                       Asset Management Corporation, Director (a holding
Soldiers Field Road                                  company comprised of investment management firms);
Boston, MA 02163                                     Harvard Management Company, Director (an investment
                                                     adviser to President and Fellows of Harvard College);
                                                     The Jeffrey Company, Director (investments); College
                                                     Retirement Equity Fund, Trustee; The Brigham and
                                                     Women's Hospital, Trustee and, formerly, Chairman of
                                                     the Investment Committee; Partners Healthcare System,
                                                     Chairman of the Investment Committee; GMO Funds,
                                                     Trustee (a series of institutional mutual funds).
---------------------------------------------------------------------------------------------------------------
David C. Abrams           Vice President             The Baupost Group, L.L.C., Member of Advisory Board;
                                                     The Baupost Group, Inc., Vice President and Director.
---------------------------------------------------------------------------------------------------------------
Paul C. Gannon            Vice President             The Baupost Group, L.L.C., [  ]; The Baupost Group,
                                                     Inc., Chief Financial and Administrative Officer and
                                                     Vice President.
---------------------------------------------------------------------------------------------------------------
Jo-An B. Bosworth         Assistant Clerk            The Baupost Group, L.L.C., [  ]; The Baupost Group,
                                                     Inc., Vice President, Clerk and Secretary.
---------------------------------------------------------------------------------------------------------------
*  Unless otherwise indicated, the address of each person listed in the table is P.O. Box 381288,
   44 Brattle Street, Cambridge, MA 02238.

** Persons who are "interested persons" (as defined in the 1940 Act) of the Fund and The Baupost Group, L.L.C.



    Except as noted below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.


    The Fund pays the Trustees, other than those who are interested persons of The Baupost Group, L.L.C. ("Baupost" or the "Adviser"), an annual fee of $8,000, in addition to a fee of $750 for each meeting attended. During fiscal 1997, the Fund paid Trustees' fees aggregating $25,500, of which $8,500 was paid to Mr. Ackerman, $8,500 was paid to Mr. Auerbach and $8,500 was paid to Mr. Light. The Fund is the only investment company advised by Baupost and has no pension or retirement plan for its Trustees.

                            OWNERSHIP OF FUND SHARES


    At [   ], 1998, the officers and Trustees of the Fund as a group owned of record or beneficially [ ]% of the outstanding shares of the Fund, and to the knowledge of the Fund, no person owned of record or beneficially 5.0% or more of the shares of the Fund except William J. Poorvu, 975 Memorial Drive, #710, Cambridge, MA 02138 owned of record and beneficially [ %] of the shares of the Fund, and as trustee for various trusts beneficially owned [ %] of the shares of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT


    As disclosed in the Prospectus under the heading "Management of the Fund," under an investment advisory contract (the "Management Contract") between the Fund and the Adviser, subject to such policies as the Trustees of the Fund may determine, the Adviser will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser also provides office space, and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Adviser. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers that furnish the Adviser, at no cost, certain research, statistical and quotation services of value to the Adviser in advising the Fund or its other clients.



    As disclosed in the Prospectus, the Fund pays the Adviser a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets. The Adviser has agreed to an "expense limitation," whereby the Adviser will reduce its management fee by up to .75% to the extent that the Fund's total annual expenses (including the management fee and the administrative fee and certain other expenses but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.50% of the Fund's average net assets. From time to time, depending on its investments, expenses incurred by the Fund which are not subject to the expense limitation may be substantial.


    The Management Contract provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


    The Management Contract will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Adviser or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and may be terminated by either the Fund or the Adviser upon not more than 60 days' but not less than 30 days' notice to the other party.



    Prior to January [ ], 1998, under a substantially identical management contract (the "Old Management Contract") with The Baupost Group, Inc. ("BGI"), BGI provided services identical to those described above. For these services, the Fund paid BGI at rates identical to those described above. During its 1995, 1996 and 1997 fiscal years, the Fund paid management fees of $853,905, $991,872 and $1,353,786 to BGI pursuant to the Old Management Contract; no amount was required to be waived by BGI with respect to such fiscal years.


ADMINISTRATIVE ARRANGEMENTS


    The Adviser serves as the Fund's administrator under an Administrative Services Agreement (the "Agreement") between the Fund and Baupost dated as of January [ ], 1998. Pursuant to the Agreement, Baupost is paid a quarterly fee at the annual rate of .25% of the Fund's average net assets. Under the Agreement, Baupost provides, among other things, bookkeeping and certain clerical services to the Fund and will calculate the total net asset value, total net income, and net asset value per share of the Fund. The Agreement provides that it shall continue indefinitely, but that it may be terminated by either party upon 60 days' notice. The Agreement further provides that Baupost will only be liable to the Fund for loss or damage incurred by the Fund resulting from Baupost's lack of good faith, negligence or willful misconduct and also provides that the Fund will indemnify Baupost against, among other things, loss or damage incurred by Baupost on account of any claim, demand, action or suit arising out of, or in connection with, its duties under the Agreement, provided that Baupost has acted in good faith and without negligence or willful misconduct.

    Prior to October 31, 1997, under a Transfer Agency and Administrative Services Agreement with BGI then in effect, BGI provided, in addition to the services described above, transfer and dividend disbursing agent services. For services under the Transfer Agency and Administrative Services Agreement, BGI was paid a quarterly fee at the annual rate of .25% of the Fund's average net assets. During its 1997 fiscal year, the Fund paid $338,446 to BGI pursuant to the Transfer Agency and Administrative Services Agreement.

TRANSFER AGENCY AND DIVIDEND DISBURSING ARRANGEMENTS

    State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 serves as the Fund's Transfer Agent and Dividend Disbursing Agent under a Transfer Agency and Service Agreement between the Fund and State Street dated as of October 31, 1997. Pursuant to the Agreement, State Street receives orders for the purchase and redemption of shares of the Fund, issues such shares to the appropriate shareholder account or pays over such money as is appropriate to the redeeming shareholder and delivers all pertinent documentation relating to these transactions to the Custodian. Additionally, as Dividend Disbursing Agent, State Street prepares and transmits payments for dividends and distributions declared by the Fund. The Agreement provides by its terms that it may be terminated by either party upon 60 days' notice.

CUSTODIAN

        State Street serves as the Fund's custodian pursuant to a Custodian Agreement between the Fund and State Street dated as of October 31, 1997. As such, State Street holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street also maintains certain accounts and records of the Fund. State Street has also contracted with certain foreign banks and depositories to hold portfolio securities outside of the United States on behalf of the Fund. The contract with State Street provides by its terms that it shall continue indefinitely, but that it may be terminated by either party upon 60 days' notice.

                             PORTFOLIO TRANSACTIONS

    Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark-up. In placing orders for the portfolio transactions of the Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer.

    Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

    Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Adviser may receive such services from brokers who handle the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser may use such research in servicing other clients as well as the Fund.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the Trustees of the Fund may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.


    During its 1995, 1996 and 1997 fiscal years, the Fund paid brokerage commissions aggregating $314,636, $201,261 and $462,346, respectively. The aggregate dollar amount of brokerage commissions in fiscal 1997 differed materially from the previous fiscal year due principally to increased assets under management which has led to an increase in the total amount of brokerage commissions paid.


                            SHAREHOLDER VOTING RIGHTS

    Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote in the election of Trustees and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.


    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund will also be required by law to hold shareholder meetings for the adoption of any contract for which shareholder approval is required by the 1940 Act. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with State Street or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, stating that they wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Fund will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.


    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust or
(ii) to establish, designate or modify new and existing series or classes of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations.

                LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Fund of the Trustees and the officers of the Fund against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Declaration of Trust that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                        DETERMINATION OF NET ASSET VALUE

    As indicated in the Prospectus, the net asset value of each Fund share is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) once on each day which the Exchange is open (other than a day on which no shares of the Fund were tendered for redemption and no order to purchase shares was accepted by the Fund). The Fund expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Presidents' Day, Good Friday and Memorial Day.

                          STANDARD PERFORMANCE MEASURES

    From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on the amount invested in the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund does not have a sales load or other charges paid by all shareholders that affect its calculation of total or average annual total return. Any quotation of total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.


    The Fund's average annual total return since the commencement of its operations (December 14, 1990) through October 31, 1997 was 17.69%. The Fund's total return for the one-year and five-year periods ended October 31, 1997 was 27.04% and 18.53%, respectively.


                                     EXPERTS

    The statement of assets and liabilities of The Baupost Fund as of October 31, 1997, including the schedule of investments, schedule of securities sold short, and schedule of forward foreign currency contracts, the related statement of operations for the year then ended and the related statement of changes in net assets for each of the two years in the period then ended appearing in this Statement of Additional Information, [and the Financial Highlights for each of the five years then ended and for the period from January 1, 1991 to October 31, 1991] appearing in the Prospectus and this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                         Report of Independent Auditors


To the Trustees and Shareholders of
  The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund, including the schedule of investments, schedule of securities sold short and schedule of forward foreign currency contracts, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                         ERNST & YOUNG LLP


December 5, 1997

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES


                                October 31, 1997



ASSETS:
    Investments in securities - at value                                     $    153,239,227
       (Notes A and C) (cost $131,241,269)
    Cash                                                                            3,648,231
    Receivable for investments sold                                                 1,915,565
    Purchased interest                                                                432,839
    Accrued investment income                                                         425,613
    Receivable for investments sold short                                             148,467
    Other assets                                                                       13,554
                                                                             -----------------

               Total Assets                                                       159,823,496


LIABILITIES:
    Payable for equity swap contracts                                               2,904,012
    Payable for investments purchased                                               2,134,839
    Unrealized depreciation on forward foreign
       currency contracts sold                                                        881,617
    Payable to The Baupost Group, Inc. (Note B)                                       482,556
    Payable for interest and termination value
       on equity swap contracts                                                       265,049
    Other payables and accrued expenses                                               107,594
    Payable for securities sold short
       (Notes A and C) (proceeds $148,467)                                             89,513
                                                                             -----------------

               Total Liabilities                                                    6,865,180
                                                                             -----------------

                                               NET ASSETS                    $    152,958,316
                                                                             =================


COMPOSITION OF NET ASSETS:
    Paid in capital                                                          $    113,718,323
    Accumulated undistributed net investment
       income (Note A)                                                                670,056
    Accumulated undistributed net realized
       gain on investments and foreign
       currency transactions                                                       20,948,534
    Net unrealized appreciation on investments
       and assets and liabilities in foreign currencies                            17,621,403
                                                                             -----------------

                                               NET ASSETS                    $    152,958,316
                                                                             =================


NET ASSET VALUE:
    Offering and redemption price per share
    ($152,958,316 / 8,948,897)                                               $          17.09
                                                                             =================


                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS


                           Year Ended October 31, 1997


INVESTMENT  INCOME:

   INCOME:
       Interest                                                                 $      3,506,505
       Dividends (net of foreign withholding taxes of $131,778)                        1,352,384
                                                                                -----------------

                    Total Investment Income                                            4,858,889


   EXPENSES:
       Investment management fee (Note B)                                              1,353,786
       Equity swap contract interest expense                                             659,677
       Administrative fee (Note B)                                                       338,446
       Investment expenses                                                               204,460
       Custodian fees                                                                     88,667
       Legal fees                                                                         86,814
       Interest expense                                                                   70,050
       Audit fees                                                                         39,500
       Registration and filing fees                                                       26,384
       Directors' fees                                                                    25,500
       Miscellaneous                                                                       9,262
                                                                                -----------------

                    Total Expenses                                                     2,902,546


                          NET INVESTMENT  INCOME                                       1,956,343

REALIZED  AND  UNREALIZED  GAIN  ON  INVESTMENTS:
       Net realized gain on:
          Investments and equity swap contracts                                       19,411,857
          Foreign currency transactions                                                4,051,629
          Short sales                                                                    239,392
                                                                                -----------------
                                                                                      23,702,878
       Change in unrealized appreciation/(depreciation) on:
          Investments and equity swap contracts                                        6,785,447
          Short sales                                                                   (172,353)
          Foreign currency transactions                                                 (713,525)
                                                                                -----------------
                                                                                       5,899,569

                          NET  REALIZED  AND  UNREALIZED
                            GAIN  ON INVESTMENTS                                      29,602,447
                                                                                -----------------

                          NET  INCREASE  IN  NET  ASSETS
                             RESULTING  FROM  OPERATIONS                        $     31,558,790
                                                                                =================


                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                   YEAR ENDED                YEAR ENDED
                                                                                 OCTOBER 31, 1997         OCTOBER 31, 1996
                                                                                ------------------       -----------------

INCREASE  IN  NET  ASSETS  FROM  OPERATIONS:
   Net investment income                                                        $       1,956,343        $      2,251,486
   Net realized gain on investments and foreign
       currency transactions                                                           23,702,878              10,367,365
   Change in unrealized appreciation of investments
       and foreign currency transactions                                                5,899,569               7,415,969
                                                                                ------------------       -----------------

            NET INCREASE IN NET ASSETS RESULTING
               FROM OPERATIONS                                                         31,558,790              20,034,820


DISTRIBUTIONS  TO  SHAREHOLDERS:
   From net investment income                                                          (2,845,958)             (1,825,419)
   From net realized gain on investments                                              (11,985,697)             (4,283,665)

CAPITAL  SHARE  TRANSACTIONS  (NOTE E)                                                 27,443,139               5,422,927
                                                                                ------------------       -----------------

            INCREASE  IN  NET  ASSETS                                                  44,170,274              19,348,663

NET  ASSETS  AT  BEGINNING  OF  PERIOD                                                108,788,042              89,439,379
                                                                                ------------------       -----------------


          NET  ASSETS  AT  END  OF  PERIOD
          (including undistributed net investment income
          of $670,056 and distributions in excess of
          net investment income of $90,004, respectively)                       $     152,958,316        $    108,788,042
                                                                                ==================       =================



                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

     COMMON STOCKS - 61.42%

                                 UNITED STATES - 23.60%

                                        WHOLESALE - FOOD - 9.44%

                         272,500        TLC Beatrice International Holdings                              $             14,442,500


                                        LESSORS OF REAL PROPERTY - 4.37%

                         836,059        MBO Properties, Inc.                                                            6,688,472 *#


                                        COMPUTER HARDWARE - 3.86%

                         194,700        NCR Corporation                                                                 5,901,844 *


                                        ELECTRIC SERVICES - 2.16%

                         265,150        Northeast Utilities                                                             3,049,225
                           9,300        Unicom Corporation                                                                260,400
                                                                                                           -----------------------
                                                                                                                        3,309,625


                                        CEREAL BREAKFAST FOOD - 1.56%

                         128,350        Ralcorp Holdings, Inc.                                                          2,382,497 *


                                        FIRE, MARINE & CASUALTY INSURANCE - 0.76%

                          37,350        Farm Family Holdings, Inc.                                                      1,157,850 *


                                        FINANCIAL INSTITUTIONS - 0.07%


                             110        Fidelity Bankshares, Inc.                                                           3,107
                             198        First Federal Savings Bank of Siouxland                                             6,385
                             100        Harbor Florida Bancorp Inc.                                                         6,463
                           1,949        Mid-Central Financial Corporation                                                  41,904
                           1,800        Shelby County Bancorp                                                              43,200
                                                                                                       ---------------------------
                                                                                                                          101,059

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                        MISCELLANEOUS - 1.38%

                          20,800        Chemfirst Inc.                                                   $                525,200
                          18,400        GC Companies                                                                      791,200 *
                           3,300        NCH Corporation                                                                   221,100
                         938,000        Regency Equities Corporation                                                       11,725 *
                           4,900        Showboat Inc.                                                                      97,388
                           1,105        The Homestake Oil & Gas Company                                                   121,550
                           1,579        The Homestake Royalty Corporation                                                 258,956
                           1,400        USAA Real Estate Equities Inc. Class A REIT                                        88,200 +
                                                                                                       ---------------------------
                                                                                                                        2,115,319

                                        TOTAL COMMON STOCKS - UNITED STATES                              $             36,099,166
                                                                                                       ===========================
                                        (Total Cost $21,092,751)


                                 FRANCE - 15.12%

                                        FIRE, MARINE & CASUALTY INSURANCE - 5.10%

                         148,700        Assurances Generales de France                                   $              7,809,387


                                        DIVERSIFIED HOLDING COMPANIES - 4.29%

                           1,996        Compagnie Generale D'Industrie et de Participations                               649,330
                           2,269        Financiere et Industrielle Gaz et Eaux                                            936,419
                          11,505        Pathe SA                                                                        2,060,508
                           7,183        Societe Eurafrance SA                                                           2,919,686
                                                                                                       ---------------------------
                                                                                                                        6,565,943

                                        CONSTRUCTION - 3.78%

                          17,600        Bouygues                                                                        1,644,575
                         161,600        Societe Generale D'Enterprises SA                                               4,132,978
                                                                                                       ---------------------------
                                                                                                                        5,777,553

                                        TEXTILES - 1.42%

                          32,435        Chargeurs International SA                                                      2,166,449

                                        DEFENSE ELECTRONICS - 0.53%

                          29,870        Thomson CSF                                                                       810,454
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - FRANCE                                     $             23,129,786
                                                                                                       ===========================
                                        (Total Cost $17,452,300)

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                 ITALY - 6.83%

                                        DIVERSIFIED HOLDING COMPANIES - 5.98%

                         675,500        IFIL Finanziaria di Partecipazioni - Ordinary Shares             $              2,492,988
                         740,200        IFIL Finanziaria di Partecipazioni - Savings Shares                             1,442,374
                             300        Montedison SPA - ADR                                                                2,419
                       6,056,600        Montedison SPA - Ordinary Shares                                                4,913,947
                         533,100        Montedison SPA - Savings Shares                                                   299,052
                                                                                                       ---------------------------
                                                                                                                        9,150,780

                                        INSURANCE CARRIERS - 0.85%

                          86,600        Societe Assicuratrice Industriale - Ordinary Shares                               828,415
                         129,300        Societe Assicuratrice Industriale - Savings Shares                                464,213
                                                                                                       ---------------------------
                                                                                                                        1,292,628
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - ITALY                                      $             10,443,408
                                                                                                       ===========================
                                        (Total Cost $9,338,186)


                                 SWITZERLAND - 5.14%

                                        FREIGHT TRANSPORATION - 1.93%

                          14,740        Danzas Holding AG - Registered Shares                            $              2,948,000

                                        COMMERCIAL BANKS - 1.75%

                           9,000        Banque Cantonale Vandiose                                                       2,680,714

                                        DIVERSIFIED HOLDING COMPANY - 1.46%

                          10,410        Valora Holding AG                                                               2,230,714
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - SWITZERLAND                                $              7,859,428
                                                                                                       ===========================
                                        (Total Cost $7,985,570)


                                 RUSSIA - 3.38%

                                        OIL & GAS FIELD EXPLORATION SERVICES - 2.81%

                          32,300        Lukoil Oil Co. - Sponsored ADR                                   $              2,793,627
                         500,000        Vareganneftegaz                                                                 1,500,000 *
                                                                                                       ---------------------------
                                                                                                                        4,293,627

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997


        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                        ELECTRIC SERVICES - 0.57%

                       2,666,500        Unified Energy System of Russia                                  $                873,279
                                                                                                       ---------------------------


                                        TOTAL COMMON STOCKS - RUSSIA                                     $              5,166,906
                                                                                                       ===========================
                                        (Total Cost $3,017,306)


                                 UNITED KINGDOM - 3.04%

                                        FIRE, MARINE AND CASUALTY INSURANCE - 2.17%

                       1,590,200        Sedgwick Group                                                   $              3,325,506

                                        LUMBER & OTHER CONSTRUCTION MATERIALS - 0.46%

                         115,000        Adam & Harvey Group PLC                                                           707,052

                                        MEDIA, SATELLITE BROADCAST - 0.23%

                          50,200        British Sky Broadcasting Group PLC                                                355,255

                                        DIVERSIFIED HOLDING COMPANY - 0.18%

                         167,600        Lonrho PLC                                                                        271,983
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - UNITED KINGDOM                             $              4,659,796
                                                                                                       ===========================
                                        (Total Cost $4,252,528)


                                 HONG KONG - 1.62%

                                        ELECTRONIC & OTHER ELECTRICAL EQUIP. - 1.19%

                           5,400        Semi-Tech Global Ltd. - ADR                                      $                 16,200
                       2,431,665        Semi-Tech Global Ltd.                                                           1,808,806
                                                                                                       ---------------------------
                                                                                                                        1,825,006

                                        MANUFACTURING - TOYS & DOLLS - 0.43%

                       6,369,400        Playmates Toys Holdings Ltd.                                     $                659,188
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - HONG KONG                                  $              2,484,194
                                                                                                       ===========================
                                        (Total Cost $5,786,846)



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                 HOLLAND - 0.92%

                                        TOWING & TUGBOAT SERVICES - 0.92%

                          44,600        Smit Internationale NV                                           $              1,401,649
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - HOLLAND                                    $              1,401,649
                                                                                                       ===========================
                                        (Total Cost $1,103,694)


                                 SOUTH KOREA - 0.88%

                                        COMMERCIAL BANKS - 0.57%

                          57,830        Hana Bank                                                        $                354,937
                          22,856        Hana Bank - GDR Reg S                                                             129,822
                          12,850        Housing & Commercial Bank Korea                                                   141,695
                             700        Housing & Commercial Bank Korea - GDR Reg S                                         6,090
                          27,100        Kookmin Bank                                                                      219,892
                           2,800        Kookmin Bank - Reg S                                                               18,760
                             638        Kookmin Bank - New                                                                  5,177
                             490        Shinhan Bank                                                                        3,772
                                                                                                       ---------------------------
                                                                                                                          880,145
                                        SECURITY BROKER/DEALERS - 0.17%

                          12,400        Dongwon Securities - Preferred                                                     43,987
                          12,470        Dongwon Securities - Common                                                       105,593
                          24,770        Shinyoung Securities Co. - Preferred                                               97,916
                             600        Shinyoung Securities Co. - Common                                                   6,616
                                                                                                       ---------------------------
                                                                                                                          254,112
                                        STEEL FOUNDRIES - 0.11%

                           3,880        Pohang Iron & Steel Co., Ltd.                                                     172,440

                                        CELLULAR TELEPHONE PROVIDER - 0.03%

                             130        SK Telecom Co., Ltd.                                                               43,524
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - SOUTH KOREA                                $              1,350,221
                                                                                                       ===========================
                                        (Total Cost $2,172,251)



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                 CZECH REPUBLIC - 0.56%

                                        ELECTRIC SERVICES - 0.56%

                          17,500        CEZ 1 Ceske Energeticke Zavod AS                                 $                554,299
                          13,100        CEZ 2 Ceske Energeticke Zavod AS II                                               305,074
                                                                                                       ---------------------------
                                                                                                                          859,373

                                        TOTAL COMMON STOCKS - CZECH REPUBLIC                             $                859,373
                                                                                                       ===========================
                                        (Total Cost $929,818)


                                 HUNGARY - 0.17%

                                        HOTELS AND MOTELS - 0.17%

                          14,400        Pannonia Hotels                                                  $                252,436 +
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - HUNGARY                                    $                252,436
                                                                                                       ===========================
                                        (Total Cost $211,454)


                                 BAHAMAS - 0.11%

                                        CRUDE PETROLEUM - 0.11%

                         170,820        Basic Petroleum International Ltd. Unit Trust                    $                170,820 *
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - BAHAMAS                                    $                170,820
                                                                                                       ===========================
                                        (Total Cost $175,432)


                                 CANADA - 0.05%

                                        ELECTRONIC & OTHER ELECTRICAL EQUIP. - 0.05%

                          57,100        Semi-Tech Corporation - Class A                                  $                 69,743
                                                                                                       ---------------------------

                                        TOTAL COMMON STOCKS - CANADA                                     $                 69,743
                                                                                                       ===========================
                                        (Total Cost $103,346)


                                        TOTAL COMMON STOCKS                                              $             93,946,926
                                                                                                       ===========================
                                        (Total Cost $73,621,482)



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

     MUNICIPAL BONDS - 3.38%

                       7,113,000        Pennsylvania Recycling Rev. Series A  9.250%  01/01/22           $              4,694,580
                         719,600        Pennsylvania Recycling Rev. Series B  9.500%  01/01/12                            474,936
                                                                                                       ---------------------------

                                        MUNICIPAL BONDS                                                  $              5,169,516
                                                                                                       ===========================
                                        (Total Cost $5,091,190)


     PARTNERSHIPS - 2.40%

                                        Emerging Europe Fund for Sustainable Development L.P.            $                 64,286 +
                                        NCH Investors Fund L.P.                                                           979,541 +
                                        New Century Capital Partners II L.P.                                              903,114 +
                                        Sigma/Ukraine L.P.                                                                703,783 +
                                        Sigma/Ukraine Class C L.P.                                                        404,663 +
                                        Ukrainian Growth Fund II L.P.                                                     612,000 +
                                                                                                       ---------------------------

                                        TOTAL PARTNERSHIPS                                               $              3,667,387
                                                                                                       ===========================
                                        (Total Cost $3,672,326)


     OPTIONS - 3.90%

                           1,496        British Sky Broadcasting Group 5.000 Puts expiring 12/19/97      $                195,219
                           1,042        British Sky Broadcasting Group 6.500 Puts expiring 06/19/98                       395,721
                              85        General Motors Class H 50.000 Calls expiring 04/28/98                             123,505
                             569        Gold April 550 Calls expiring 04/05/01                                             14,213
                             569        Gold April 550 Calls expiring 04/09/01                                             14,497
                             563        Gold July 550 Calls expiring 07/19/01                                              21,676
                             398        Japanese Yen 135.980 Puts expiring 03/25/99                                        42,011
                              38        Nasdaq 100 Index 656.000 Puts expiring 11/26/97                                        19
                             107        Nasdaq 100 Index 840.390 Puts expiring 01/15/98                                   171,040
                             102        Nasdaq 100 Index 935.553 Puts expiring 01/16/98                                   264,960
                              52        Nasdaq 100 Index 593.440 Puts expiring 03/25/98                                     5,172
                              41        Nasdaq 100 Index 632.600 Puts expiring 05/11/98                                    10,213
                              64        Nasdaq 100 Index 647.110 Puts expiring 05/20/98                                    13,335
                           5,100        Pathe/BSY Spread Calls expiring 08/30/98                                          208,518
                           8,100        Pathe/BSY Spread Calls expiring 09/21/98                                          335,274
                             113        Philip Morris 50 Calls expiring 04/24/00                                           57,466
                             113        Philip Morris 50 Calls expiring 04/25/00                                           57,579
                             226        Philip Morris 50 Calls expiring 04/28/00                                          115,610
                             113        Philip Morris 50 Calls expiring 04/28/00                                           57,805
                             227        Philip Morris 50 Calls expiring 05/26/00                                          119,977
                             230        Philip Morris 50 Calls expiring 06/04/00                                          121,210
                             170        Philip Morris 50 Calls expiring 06/09/00                                           90,153
                             113        Philip Morris 50 Calls expiring 06/19/00                                           60,329



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                             227        Philip Morris 50 Calls expiring 06/23/00                         $                120,884
                             113        Philip Morris 50 Calls expiring 06/23/00                                           60,442
                             114        Philip Morris 50 Calls expiring 06/23/00                                           60,078
                             225        Philip Morris 50 Calls expiring 07/21/00                                          123,750
                             225        Philip Morris 50 Calls expiring 09/30/00                                          126,900
                             114        Philip Morris 50 Calls expiring 04/18/02                                           85,389
                             114        Philip Morris 50 Calls expiring 04/18/02                                           83,228
                          19,895        RJR Stub 6.103 Calls expiring 03/20/00                                             23,675
                          54,690        RJR Stub 6.267 Calls expiring 03/21/00                                             61,253
                          11,650        RJR Stub 6.400 Calls expiring 03/27/00                                             12,815
                          11,650        RJR Stub 6.540 Calls expiring 03/27/00                                             12,232
                          16,776        RJR Stub 6.170 Calls expiring 03/31/00                                             19,460
                          58,250        RJR Stub 6.110 Calls expiring 04/03/00                                             68,735
                          56,450        RJR Stub 5.800 Calls expiring 04/25/00                                             73,949
                          56,450        RJR Stub 5.220 Calls expiring 05/01/00                                            174,995
                          16,880        Samsung Preferred Equity Linked Note expiring 02/05/00                            305,200
                              35        South Korean Won 918.000 Puts expiring 01/22/98                                   491,628
                              67        S&P 500 Index 678.480 Puts expiring 05/25/98                                       45,160
                              63        S&P 500 Index 717.160 Puts expiring 06/18/98                                       75,015
                             190        S&P 500 Index 717.400 Puts expiring 06/18/98                                      225,731
                             255        S&P 500 Index 711.200 Puts expiring 06/19/98                                      374,487
                             257        S&P 500 Index 750.560 Puts expiring 06/29/98                                      478,768
                             121        S&P 500 Index 747.108 Puts expiring 07/20/98                                      239,852
                              33        S&P 500 Index 719.695 Puts expiring 12/04/98                                       58,356
                              23        US 10 Yr. Treasury Note Future 107.000 Puts expiring 02/20/98                       5,750
                              40        US 10 Yr. Treasury Note Future 109.000 Puts expiring 02/20/98                      24,375
                              69        US 30 Yr. Treasury Note Future 107.000 Puts expiring 02/20/98                      10,781
                              60        US 30 Yr. Treasury Note Future 112.000 Puts expiring 02/20/98                      38,438
                                                                                                       ---------------------------

                                        TOTAL OPTIONS                                                    $              5,976,828
                                                                                                       ===========================
                                        (Total Cost $7,325,701)


     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.89%

                         223,770        Guardian S&L 1990-4A FRN due 06/25/20                            $                129,787
                         300,475        RTC Series 1991-M2 Class A1 principal only due 09/25/20                           255,404
                       2,066,268        RTC Series 1991-M2 Class A3 principal only due 09/25/20                         1,549,701
                             367        RTC Series 1991-M2 Class X1 interest only due 09/25/20                            180,489
                             364        RTC Series 1991-M2 Class X2 interest only due 09/25/20                             17,427
                             677        RTC Series 1991-M2 Class X3 interest only due 09/25/20                             63,899
                      24,785,937        Structured Asset Sec. 1996-CFL Class X2 due 02/25/28                              697,104
                                                                                                       ---------------------------

                                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                        $              2,893,811
                                                                                                       ===========================
                                        (Total Cost $2,995,592)

                                  THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

   CLOSED-END MUTUAL FUNDS - 1.79%

                         200,000        Kazakhstan Fund Limited                                          $                790,000
                           1,200        Komercni Bank Investicni Fond                                                      23,891 *
                         112,628        NIF I                                                                             245,821
                          53,903        NIF III                                                                           149,175
                          79,749        NIF VIII                                                                          172,922
                         241,446        NIF XIII                                                                          702,639
                          75,000        NIF XIV                                                                           209,700
                          45,200        The Balkan Fund                                                                   361,600
                           6,700        Zivnobanka Investicni Fond                                                         84,078
                                                                                                       ---------------------------

                                        TOTAL CLOSED-END MUTUAL FUNDS                                    $              2,739,826
                                                                                                       ===========================
                                        (Total Cost $3,107,490)


   PURCHASED BANK DEBT  & TRADE CLAIMS - 1.29%

                       2,453,801        Maxwell Comm. Bank Debt - Baker Nye                              $                270,305 +*
                       5,000,000        Maxwell Comm. Berlitz Obligations                                                 543,750 +*
                         167,868        Maxwell Comm. Revolving Bank Debt - First Chicago                                  18,922 +*
                         943,496        Maxwell Comm. Revolving Bank Debt - Halcyon                                       106,700 +*
                         396,015        Maxwell Comm. Revolving Bank Debt - Halcyon II                                     44,638 +*
                         875,543        Maxwell Comm. Revolving Bank Debt - Lazard Freres                                  98,622 +*
                         264,059        Maxwell Comm. Revolving Bank Debt - Merrill Lynch                                  29,764 +*
                         823,981        Maxwell Comm. Revolving Bank Debt - San Paolo                                      93,147 +*
                       1,015,000        Maxwell Comm. Revolving Bank Debt - TCC Associates                                114,695 +*
                         579,133        Maxwell Comm. Term Bank Debt - First Chicago                                       62,981 +*
                       1,678,704        Maxwell Comm. Term Bank Debt - Halcyon                                            182,559 +*
                         702,221        Maxwell Comm. Term Bank Debt - Halcyon II                                          76,366 +*
                         426,846        Maxwell Comm. Term Bank Debt - Lazard Freres                                       46,420 +*
                         468,269        Maxwell Comm. Term Bank Debt - Merrill Lynch                                       50,924 +*
                         325,093        Maxwell Comm. Term Bank Debt - San Paolo                                           35,354 +*
                       1,806,952        Maxwell Comm. Term Bank Debt - TCC Associates                                     196,506 +*
                                                                                                       ---------------------------

                                        TOTAL PURCHASED BANK DEBT & TRADE CLAIMS                         $              1,971,653
                                                                                                       ===========================
                                        (Total Cost $0)


   COMPANIES IN LIQUIDATION - 1.01%

                       5,682,800        Antonelli Liquidating Trust                                      $                  5,683 +
                           3,150        EHLCO Liquidating Trust                                                               315 +


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997



        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

     DEM              15,000,000        Maxwell Comm. Corp. PLC 6.000% due 06/15/93                      $              1,043,660 *
     CHF               5,500,000        Maxwell Comm. Corp. PLC 5.000% due 06/16/95                                       471,429 *
                         100,550        Timber Realization Liquidating Trust                                               26,143 +*
                                                                                                       ---------------------------

                                        TOTAL COMPANIES IN LIQUIDATION                                   $              1,547,230
                                                                                                       ===========================
                                        (Total Cost $19)


     WARRANTS - 0.43%

                         140,500        AXA-UAP CTF De Valeur Garant Exp. 07/01/99                       $                363,467
                          60,000        Five Arrows Chile Inv. Trust Warrants Exp. 05/31/99                                12,000
                       1,109,400        Jardine Strategic Holdings Warrants Exp. 05/02/98                                 277,350
                         207,573        Semi-Tech Global Ltd. Warrants Exp. 07/31/98                                        4,511
                                                                                                       ---------------------------

                                        TOTAL WARRANTS                                                   $                657,328
                                                                                                       ===========================
                                        (Total Cost $847,002)


     BONDS & NOTES IN REORGANIZATION - 0.07%

                          90,130        MBL Class 4 Unsecured Claim                                      $                 85,624 +*
                         526,262        RTC Series 1991- M2 Class B interest only due 09/25/20                             15,788
                                                                                                       ---------------------------

                                        TOTAL BONDS AND NOTES IN REORGANIZATION                          $                101,412
                                                                                                       ===========================
                                        (Total Cost $13,157)


     CORPORATE BONDS - 0.00%

                          11,000        Chartwell Contingent Interest Note 8.000% due 06/30/06           $                  6,219 +
                                                                                                       ---------------------------

                                        TOTAL CORPORATE BONDS                                            $                  6,219
                                                                                                       ===========================
                                        (Total Cost $6,219)


     TEMPORARY INVESTMENTS - 22.60%

                                        US  GOVERNMENT OBLIGATIONS - 6.53%

                      10,000,000        US  Treasury Bill due 11/13/97                                   $              9,986,306 ~

                                        CANADIAN GOVERNMENT OBLIGATIONS - 6.50%

     CAD              14,100,000        Canadian Treasury Bill due 01/15/98                                             9,941,391



                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS

                                October 31, 1997


        Number of shares,                                                                                          Market
       units or face value ($)                                                                                     Value
       -----------------------                                                                                     -----

                                        FRENCH GOVERNMENT OBLIGATIONS - 4.85%

     FRF              42,560,000        French Treasury Note due 03/12/98                                $              7,417,152

                                        UNITED KINGDOM GOVERNMENT OBLIGATIONS - 4.72%

     BPS               4,375,000        United Kingdom Treasury Bill due 01/13/98                                       7,216,242
                                                                                                       ---------------------------


                                        TOTAL TEMPORARY INVESTMENTS                                      $             34,561,091
                                                                                                       ===========================
                                        (Total Cost $34,561,091)


                                        TOTAL INVESTMENTS - 100.18%                                      $            153,239,227
                                                                                                       ===========================
                                        (Total Cost of Investments $131,241,269)



                                      *  Non-income producing security.
                                      +  Restricted Securities - securities not registered under the Securities Act of 1933. See
                                         Note D.
                                      ~  A portion of the security is serving as collateral or is segregated for securities sold short.
                                      #  Affiliated company. Cost of share purchases were $7,430 during the year ended October 31,
                                         1997. There were no share sales or dividend income during the year ended October 31,
                                         1997.

                                        Foreign Currency Abbreviations
                                        ------------------------------

                                 BPS    British Pound Sterling
                                 CAD    Canadian Dollars
                                 CHF    Swiss Franc
                                 DEM    Deutschemark
                                 FRF    French Franc


                                      The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1997


                                                                                            MARKET                  UNREALIZED
                                                                                            VALUE                   GAIN/(LOSS)
                                                                                     ---------------------       ------------------
            CONTRACTS TO SELL
   BPS                     4,313,975    British Pound Sterling due 11/06/97        $            7,226,987      $           (15,875)
                                        (Receivable amount $7,211,112)

   BPS                     2,003,652    British Pound Sterling due 12/17/97                     3,351,809                 (129,737)
                                        (Receivable amount $3,222,072)

   BPS                     2,051,358    British Pound Sterling due 10/27/98                     3,387,612                  (83,490)
                                        (Receivable amount $3,304,122)

   CAD                    13,997,211    Canadian Dollar due 11/04/97                            9,928,156                   11,633
                                        (Receivable amount $9,939,789)

   CHF                     8,847,350    Swiss Franc due 12/29/97                                6,301,846                 (208,455)
                                        (Receivable amount $6,093,391)

   CHF                    11,357,140    Swiss Franc due 10/27/98                                8,367,204                 (331,684)
                                        (Receivable amount $8,035,520)

   FRF                    44,425,906    French Franc due 11/05/97                               7,675,785                  (21,161)
                                        (Receivable amount $7,654,624)

   FRF                    51,545,429    French Franc due 11/28/97                               8,918,990                 (784,625)
                                        (Receivable amount $8,134,365)

   FRF                   100,900,878    French Franc due 10/27/98                              17,735,481                 (437,196)
                                        (Receivable amount $17,298,285)

   ITL                18,561,758,400    Italian Lira due 10/27/98                              10,935,587                 (187,609)
                                        (Receivable amount $10,747,978)

   ITL                18,240,361,700    Italian Lira due 11/28/97                              10,713,764                 (252,576)
                                        (Receivable amount $10,461,188)

   KRW                   569,796,000    South Korean Won due 01/23/98                             517,996                  100,004
                                        (Receivable amount $618,000)

   KRW                   577,044,000    South Korean Won due 07/21/98                             497,452                  119,048
                                        (Receivable amount $616,500)

   KRW                   577,954,500    South Korean Won due 08/10/98                             493,135                  122,365
                                        (Receivable amount $615,500)

   KRW                 1,201,635,000    South Korean Won due 08/24/98                           1,022,668                  219,332
                                        (Receivable amount $1,242,000)

   KRW                 2,479,653,000    South Korean Won due 08/31/98                           2,104,969                  379,031
                                        (Receivable amount $2,484,000)


                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1997


                                                                                            MARKET                  UNREALIZED
                                                                                            VALUE                   GAIN/(LOSS)
                                                                                     ---------------------       ------------------
   KRW                 1,265,664,000    South Korean Won due 10/20/98                           1,063,583                  172,417
                                        (Receivable amount $1,236,000)

   NLG                     2,618,020    Dutch Gilder due 12/29/97                               1,341,735                  (23,829)
                                        (Receivable amount $1,317,906)

   NLG                     2,787,500    Dutch Gilder due 10/27/98                               1,454,885                  (30,365)
                                        (Receivable amount $1,424,520)
                                                                                 -------------------------   ----------------------


                                        TOTAL CONTRACTS TO SELL                    $          103,039,644               (1,382,772)
                                                                                 =========================   ----------------------
                                        (Receivable amount $101,656,872)


            CONTRACTS TO BUY

   BPS                     2,003,652    British Pound Sterling  due 12/17/97       $            3,177,892                   86,959
                                        (Payable amount $3,264,851)

   CHF                       360,221    Swiss Franc  due 11/03/97                                 256,420                      440
                                        (Payable amount $256,860)

   CHF                     8,847,350    Swiss Franc  due 12/29/97                               5,867,824                  217,011
                                        (Payable amount $6,084,835)

   ITL                18,240,361,700    Italian Lira  due 11/28/97                             10,364,344                  174,710
                                        (Payable amount $10,539,054)

   NLG                     2,618,020    Dutch Gilder due 12/29/97                               1,297,665                   22,035
                                        (Payable amount $1,319,700)
                                                                                 -------------------------   ----------------------



                                        TOTAL CONTRACTS TO BUY                     $           20,964,145                  501,155
                                                                                 =========================   ----------------------
                                        (Payable amount $21,465,300)

                                                                                                               $          (881,617)
                                                                                                             ======================


                       See notes to financial statements.

                                THE BAUPOST FUND

                        SCHEDULE OF SECURITIES SOLD SHORT

                                OCTOBER 31, 1997






                                                                                                  MARKET
      NUMBER OF SHARES                                                                            VALUE
   ------------------------------                                                         -----------------------

   COMMON STOCK - 0.06%

           6,600    Singer Company NV                                                       $             89,513
                                                                                          -----------------------

                    TOTAL SECURITIES SOLD  SHORT                                            $             89,513
                                                                                          =======================
                    (Total Proceeds from Securities Sold Short $148,467)





    The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.



                       See notes to financial statements.

                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997



NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the Fund) was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, nondiversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities, options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sales price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration) the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the asked price instead of the bid price.

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, Inc. (Baupost) in accordance with procedures adopted by the Trustees of the Fund.

SHORT SALES: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short position. At October 31, 1997, the Fund had approximately $45,000 of U.S. Treasury bills in a segregated account relating to its short positions.

                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997


NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

Securities sold short at October 31, 1997 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Forward Foreign Currency Contracts. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. These contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign exchange rates is not separately disclosed.

SWAPS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contracts is recorded as swap interest expense and the fluctuation in the market value of the underlying security is recorded as unrealized appreciation (depreciation) on investments. Premium payments made to enter into a swap contract are capitalized and amortized over the life of the swap contract. Management of the Fund periodically reviews the value of the unamortized balance of the premium payment and, based on their evaluation, may accelerate the amortization.

At October 31, 1997, the Fund had outstanding equity swap contracts with the following terms:

                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

     SWAP         NOTIONAL     TERMINATION      UNDERLYING
 COUNTERPARTY      AMOUNT          DATE           SHARES      UNDERLYING EQUITY               PAYMENTS MADE BY THE FUND
 ------------      ------          ----           ------      -----------------               -------------------------
Bankers Trust    $ 400,187       02/11/98         27,606      Housing & Commerical Bank       Floating - 3 Mos. USD-LIBOR
Flemings           476,194       05/20/99         35,140      Housing & Commercial Bank       Fixed - 12 Mos. USD-LIBOR-BBA
Flemings           123,165       05/20/99          8,640      Housing & Commercial Bank       Fixed - 12 Mos. USD-LIBOR-BBA
Bankers Trust      400,264       02/11/98         27,746      Kookmin Bank                    Floating - 3 Mos. USD-LIBOR-BBA
Flemings           235,375       05/20/99         16,618      Kookmin Bank                    Fixed - 12 Mos. USD-LIBOR-BBA
Morgan Stanley     226,800       07/02/00         16,121      Kookmin Bank                    Floating - 6 Mos. USD-LIBOR-BBA
Morgan Stanley     338,100       07/07/00         23,879      Kookmin Bank                    Floating - 6 Mos. USD-LIBOR-BBA
Bankers Trust      629,956       01/17/00         12,014      Pohang Iron & Steel Co., Ltd.   Floating - 3 Mos. USD-LIBOR-BBA
Morgan Stanley     506,798       06/05/98            977      SK Telecom Co., Ltd.            Floating - 6 Mos. LIBOR-BBA
Bear Stearns       632,863       12/23/98          1,182      SK Telecom Co., Ltd.            Floating - 3 Mos. USD-LIBOR-BBA
Bankers Trust      634,284       12/28/98          1,211      SK Telecom Co., Ltd.            Floating - 3 Mos. USD-LIBOR-BBA
Morgan Stanley     630,520       03/04/99          1,130      SK Telecom Co., Ltd.            Floating - 6 Mos. LIBOR-BBA
Morgan Stanley   1,261,000       01/23/00          2,053      SK Telecom Co., Ltd.            Floating - 6 Mos. LIBOR-BBA
Flemings           568,908       05/13/00          1,300      SK Telecom Co., Ltd.            Fixed - 12 Mos. USD-LIBOR-BBA
Bankers Trust      563,218       06/13/00          1,186      SK Telecom Co., Ltd.            Floating - 3 Mos. USD-LIBOR
Flemings           294,046       10/17/00            650      SK Telecom Co., Ltd.            Fixed - 12 Mos. USD-LIBOR-BBA


SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received in cash, in which case interest is recorded when received.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement.

PURCHASED CALL AND PUT OPTIONS: The Fund may enter into purchased call and put options for both hedging and non-hedging activities. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index, and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option. Baupost closely monitors the Fund's exposure to risk. In addition, all positions involving future settlement are collateralized by cash balances or security deposits at the broker through which the transaction was performed.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is relieved from federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE A--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- CONTINUED

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $1,658,676 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income, due to differences between book and tax accounting for foreign currency transactions and passive foreign investment companies (PFICs). This change had no effect on the net asset value per share.

CONCENTRATION OF CREDIT RISK: Concentrations of credit risk exist if a number of companies in which the Fund has invested are engaged in similar activities and have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. To mitigate its exposure to concentrations of credit risk, the Fund invests in a variety of industries located in diverse geographic areas. While the portfolio is not concentrated in any one industry, securities of distressed companies, many of which are restricted as to resale and which were purchased at a significant discount, are an important component of the Fund's investments in bonds.

NOTE B--INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser, transfer agent and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and shareholders of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1% of average net assets of the Fund and an administrative fee at an annual rate of 0.25% of average net assets of the Fund, to serve as transfer agent, dividend disbursing agent and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.


NOTE C--INVESTMENT TRANSACTIONS

Purchases and proceeds from the sale of investment securities (excluding short-term investments) for the period ended October 31, 1997 aggregated $133,450,000 and $134,328,500, respectively.

                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE C--INVESTMENT TRANSACTIONS - CONTINUED

For federal income tax purposes, the identified cost of investments at October 31, 1997 was $132,568,938. Net unrealized appreciation, on a federal income tax basis, for all securities and securities sold short was as follows:

Gross unrealized appreciation                                $   30,125,037
Gross unrealized depreciation                                   (13,181,423)
                                                             --------------
Net unrealized appreciation                                  $   16,943,614
                                                             ==============


NOTE D--RESTRICTED SECURITIES

At October 31, 1997 the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:


                                                                                                   Earliest
                                                                              Value at            Acquisition
                                                               Cost       October 31, 1997           Date
                                                               ----       ----------------           ----
Purchased Bank Debt & Trade Claims:
-----------------------------------
Maxwell Commubnications Corporate Debt                      $      0        $1,971,653              11/22/93

Corporate Bonds:
----------------
Chartwell Contingent Interest Note 8.000% due 06/30/06         6,219             6,219              12/21/95

Partnerships:
-------------
Emerging Europe Fund for Sustainable Development, L.P.        50,482            64,286              02/25/97
NCH Investors Fund, L.P.                                     919,351           979,541              12/18/95
New Century Capital Partners II, L.P.                        995,906           903,114              11/30/95
Sigma Ukraine, L.P.                                          689,924           703,783              05/14/96
Sigma Ukraine Class C, L.P.                                  404,663           404,663              11/27/96
Ukrainian Growth Fund II, LP                                 612,000           612,000              03/31/97

Common Stock:
-------------
Pannonia Hotels                                              211,454           252,436              01/28/97
USAA Real Estate Equities Inc. Class A REIT                   89,600            88,200              04/22/97

Companies in Liquidation:
-------------------------
Antonel1i Liquidating Trust                                        0             5,683              12/02/93
Ehlco Liquidating Trust                                           19               315              01/30/89
Timber Realization Liquidating Trust                               0            26,143              08/03/87

Bonds & Notes in Reorganization:
--------------------------------
MBL Class 4 Unsecured Claim                                        0            85,624             06/18/96
                                                         -----------        ----------
TOTAL RESTRICTED SECURITIES (3.99% of Net Assets)        $ 3,979,618        $6,103,660
                                                         ===========        ==========



The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

                                THE BAUPOST FUND

                         NOTES TO FINANCIAL STATEMENTS

                                OCTOBER 31, 1997

NOTE E--CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:


                                         For the Year Ended                        For the Year Ended
                                          October 31, 1997                          October 31, 1996
                                          ----------------                          ----------------
                                    Shares                Amount               Shares               Amount
                                    ------                ------               ------               ------
Shares sold                         2,137,346            $32,346,659             1,109,681        $15,369,111
Shares issued in
reinvestment of dividends             989,255             14,363,821               454,829          5,799,072
Shares redeemed                    (1,250,566)           (19,267,341)           (1,132,555)       (15,745,256)
                              ----------------        ---------------       ---------------    ---------------
NET INCREASE                        1,876,035            $27,443,139               431,955         $5,422,927
                              ================        ===============       ===============    ===============


                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS



                                                                             YEAR ENDED OCTOBER 31
SELECTED PER SHARE DATA                               1997             1996             1995            1994          1993 (A)
                                                      ----             ----             ----            ----          -----
Net Asset Value, beginning of period Income           $15.38          $13.47            $14.33         $14.77           $12.56
                                                      ------          ------            ------         ------           ------
from investment operations
  Net investment income                                 0.30            0.41              0.25           0.22             0.28
  Net realized and unrealized gain                      3.47            2.43              0.71           1.23             2.76
                                                        ----            ----              ----           ----             ----
Total from investment operations                        3.77            2.84              0.96           1.45             3.04
                                                        ----            ----              ----           ----             ----
Less distributions
  From net investment income                            0.40            0.28              0.25           0.46             0.22
  In excess of net investment income                    -               -                 0.08           -                -
  From net realized gain                                1.66            0.65              1.49           1.43             0.61
                                                        ----            ----              ----           ----             ----
  Total distributions                                   2.06            0.93              1.82           1.89             0.83
                                                        ----            ----              ----           ----             ----
Net Asset Value, end of period                        $17.09          $15.38            $13.47         $14.33           $14.77
                                                      ======          ======            ======         ======           ======
TOTAL RETURN                                           27.04%          22.51%             7.91%         11.06%           25.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $152,958         $108,788           $89,439        $81,787          $75,378
Ratio of net expenses to average net assets            2.14%(c)         1.50%             1.54%          1.53%            1.52%
Ratio of total expenses excluding waiver of
management fee to average net assets                   2.14%(c)         1.50%             1.54%          1.55%            1.63%
Ratio of net investment income to average net
assets                                                 1.45%            2.27%             1.60%          1.32%            2.29%
Ratio of net investment income excluding
waiver of management fee to average net assets
                                                       1.45%            2.27%             1.60%          1.30%            2.17%
Portfolio turnover rate                                 140%             120%              106%           161%             183%
Average commission rate paid (b)                    $0.0203          $0.0271


(a) All per share amounts reflect the effect of the ten-for-one share split as of the close of business October 31, 1993.

(b) For fiscal years beginning after Sept. 1, 1995, the Fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged.

(c) The increase in expense ratios is due to equity swap contract interest expense.

                                THE BAUPOST FUND

                                  (THE "FUND")

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(A)       (1) Financial Statements:


          Statement of Assets and Liabilities as of October 31, 1997 (a) Statement of Operations for the year ended October 31, 1997 (a) Statement of Changes in Net Assets for the years ended October 31, 1997 and October 31, 1996 (a)
          Schedule of Investments as of October 31, 1997 (a)
          Schedule of Forward Foreign Currency Contracts as of October 31, 1997 (a)
          Schedule of Securities Sold Short as of October 31, 1997 (a)
          Notes to Financial Statements (a)
          Financial Highlights -- Years Ended October 31, 1997, 1996, 1995, 1994 and 1993 (a) and (b); Year Ended October 31, 1992 and Period Ended October 31, 1991 (b)


          (2) Supporting Schedules:

          Schedules I through V omitted because the required matter is included above or is not present.

          (a)  Included in Part B.
          (b)  Included in Part A.

(B)       Exhibits

          1.   Agreement and Declaration of Trust.*


          2.   By-laws of the Fund.


          3.   None.

          4.   (a)   Portions of Agreement and Declaration of Trust relating to shareholders' rights.*

               (b)   Portions of By-laws relating to shareholders' rights.


          5. Form of Management Contract between the Fund and The Baupost Group, L.L.C. ("Baupost").


          6.   None.

           7.   None.


           8. Custodian Agreement between the Fund and State Street Bank and Trust Company.



           9.   (a)   Transfer Agency and Service Agreement between the Fund and
                      State Street Bank and Trust Company.


                (b) Form of Administrative Services Agreement between the Fund and The Baupost Group, L.L.C.

           10.  Opinion and Consent of Ropes & Gray.*

           11.  Consent of Ernst & Young LLP.

           12.  None.

           13.  Subscription Agreement.*

           14.  None.

           15.  None.

           16.  Schedule of Performance Calculations.

           17.  Financial Data Schedule.

                Power of Attorney.*

--------------------

    * Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement.

Item 25.  Persons Controlled by or Under Common Control with Registrant

          None.

Item 26.  Number of Holders of Securities


          As of January 31, 1998:  [         ]


Item 27.  Indemnification


              Article VIII of the Fund's Agreement and Declaration of Trust (Exhibit 1 hereto and incorporated herein by reference) provides for indemnification of its Trustees and officers. The effect of the relevant section of Article VIII of the Agreement and Declaration of Trust is to provide indemnification for each of the Fund's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except that no Trustee or officer shall be indemnified against any liability to the Fund or its shareholders to which such Trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.



              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser


          The Baupost Group, L.L.C. ("Baupost") is the investment adviser to the Fund and its business is summarized under the caption "Management of the Fund" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.



          The business and other connections for the past two fiscal years of each officer of Baupost are listed below.


Name                                        Business and other connections
----                                        ------------------------------


Jordan J. Baruch                            Assistant Secretary, The Baupost Group,
  Member of Advisory Board                  Inc., 44 Brattle Street, Cambridge, MA
                                            02138; Owner, Jordan Baruch Associates,
                                            1200 18th Street, N.W., Washington,
                                            D.C. 20036.




Jo-An B. Bosworth                           Vice President, Secretary, Clerk, The
  [             ]                           Baupost Group, Inc., 44 Brattle Street,
                                            Cambridge, MA 02138; Limited Partner,
                                            Baupost Partners, 44 Brattle Street,
                                            Cambridge, MA 02138; Limited Partner,
                                            Baupost Associates, 44 Brattle Street,
                                            Cambridge, MA 02138.




Paul C. Gannon                              Chief Financial and Administrative
  [             ]                           Officer, Vice President, The Baupost
                                            Group, Inc., 44 Brattle Street, Cambridge,
                                            MA 02138; Limited Partner, Baupost
                                            Associates, 44 Brattle Street, Cambridge,
                                            MA 02138; Treasurer/Clerk, Boston
                                            Sterling, Inc., 44 Brattle Street,
                                            Cambridge, MA 02138; Assistant Clerk,
                                            SAK Corporation, 44 Brattle Street,
                                            Cambridge, MA 02138.




Seth A. Klarman                             Director, President, The Baupost Group, Inc.,
  President, Member of Advisory Board       44 Brattle Street, Cambridge, MA 02138;
                                            Limited Partner, Baupost Partners, 44 Brattle
                                            Street, Cambridge, MA 02138; Limited Partner,
                                            Baupost Associates, 44 Brattle Street,
                                            Cambridge, MA 02138; President/Director,
                                            Boston Sterling, Inc., 44 Brattle Street,
                                            Cambridge, MA 02138;


                                            President, SAK Corporation, 44 Brattle
                                            Street, Cambridge, MA 02138.



Thomas A. Knott                             Vice President, The Baupost Group, Inc.,
  [           ]                             44 Brattle Street, Cambridge, MA 02138;
                                            Limited Partner, Baupost Associates, 44
                                            Brattle Street, Cambridge,  02138.




Thomas Blumenthal                           Vice President, The Baupost Group, Inc.,
  [           ]                             44 Brattle Street, Cambridge, MA  02138;
                                            Limited Partner, Baupost Associates, 44
                                            Brattle Street, Cambridge, MA 02138;
                                            Director, The Oberto Sausage Co., 7060
                                            S. 235th Street, Kent, WA 98035;
                                            Director, Data Documents Holding, Inc.,
                                            4205 S. 96th Street, Omaha, NE 68127;
                                            Director, Richey Electronics, Inc., 7441
                                            Lincoln Way, Garden Grove, CA 92641.




William J. Poorvu                           Director, Chairman, The Baupost Group, Inc.,
  Chairman of Advisory Board                44 Brattle Street, Cambridge, MA 02138;
                                            Trustee/Director, Mass. Financial Services
                                            Group of Funds, 500 Boylston Street, Boston,
                                            MA 02116; Adjunct Professor, Harvard
                                            University Graduate School of Business
                                            Administration, Boston, MA 02138; Director,
                                            CBL Associates Properties, Inc., One Park
                                            Place, 6148 Lee Highway, Chattanooga, TN
                                            37421; Sole Proprietor, William J. Poorvu,
                                            44 Brattle Street, P.O. Box 380828, Cambridge,
                                            MA 02238; Partner, various private real
                                            estate partnerships.




 Howard H. Stevenson                        Director, Vice Chairman, Treasurer, The
  Vice Chairman of Advisory Board           Baupost Group, Inc., 44 Brattle Street,
                                            Cambridge, MA 02138; Sarofim-Rock Professor,
                                            Harvard University Graduate School of
                                            Business Administration, Boston, MA 02138;
                                            Director, Landmark Communications, Inc., 150
                                            W. Brambleton Avenue, Norfolk, VA; Director,
                                            Camp, Dresser & McKee, One Cambridge Center,
                                            Cambridge, MA, 02142-1403; Director,
                                            Sheffield Steel Corp., 220 North Jefferson,
                                            Spring Sands,



                                            OK 74063. Trustee, various individual trusts.
                                            Senior Associate Dean and Director of
                                            Financial and Information Systems, Harvard
                                            University Graduate School of Business (for
                                            address see above); Director, African
                                            Communications Group, 28 Athens Street #1,
                                            Cambridge, MA; Director, Terry Hinge &
                                            Hardware, 14600 Arminta Street, Van Nuys, CA
                                            91402; Director, Gulf States Steel, 900 South
                                            Street, Waltham, MA 02154; Director, Quadra
                                            Capital Partners, 270 Congress Street,
                                            Boston, MA 02210; Director, Bessemer
                                            Securities Corporation, 600 Fifth Avenue, New
                                            York, NY 10111; Director, Westboro Holdings
                                            LP, P.O. Box 277, Southboro, MA 01772.




David C. Abrams                             Director, Vice President, The Baupost
  Member of Advisory Board                  Group, Inc., 44 Brattle Street, Cambridge,
                                            MA  02138; Vice President/Director,
                                            Boston Sterling, Inc., 44 Brattle Street,
                                            Cambridge, MA 02138; Limited Partner,
                                            Baupost Associates, 44 Brattle Street,
                                            Cambridge, MA 02138.




Samuel Plimpton                             Vice President, The Baupost Group, Inc.,
  [       ]                                 44 Brattle Street, Cambridge, MA 02138; General
                                            Partner, Brattle Advisors, L.P., 44 Brattle
                                            Street, Cambridge, MA 02138.






Item 29.  Principal Underwriters

          Not Applicable.


Item 30.  Location of Accounts and Records


          Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by The Baupost Group, L.L.C., 44 Brattle Street, Cambridge, Massachusetts 02138. Records relating to the duties of the Registrant's custodian and transfer agent are maintained by State

          Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

Item 31.  Management Services

          Not Applicable.

Item 32.  Undertakings

          (a) The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting on the removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding voting securities and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.





                                     NOTICE

    A copy of the Agreement and Declaration of Trust of The Baupost Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Fund by an officer of the Fund as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge and The Commonwealth of Massachusetts, on the 29th day of December, 1997.


                                                THE BAUPOST FUND

                                                By: /s/ Seth A. Klarman
                                                    ----------------------
                                                    Seth A. Klarman
                                                Title: President


    Pursuant to the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                     Title                           Date
----------                     -----                           ----



/s/ Seth A. Klarman            President (Principal            December 29, 1997
-----------------------        Executive Officer)
    Seth A. Klarman            and Trustee




           *                   Trustee and Treasurer           December 29, 1997
-----------------------        (Principal Financial and
   William J. Poorvu           Accounting Officer)




           *                   Trustee                         December 29, 1997
-----------------------
  Howard H. Stevenson




           *                   Trustee                         December 29, 1997
-----------------------
    Samuel Plimpton




           *                   Trustee                         December 29, 1997
-----------------------
    David Auerbach




           *                   Trustee                         December 29, 1997
-----------------------
    Robert Ackerman




           *                   Trustee                         December 29, 1997
-----------------------
       Jay Light




*By: /s/ Seth A. Klarman                                       December 29, 1997
     ------------------
     Seth A. Klarman
     Attorney-in-fact

                                THE BAUPOST FUND

                                Index to Exhibits


                                                                      Sequential
Exhibit No.             Description                                   Page No.
-----------             -----------                                   ----------


  2              By-laws



  4(b) Portions of By-laws relating to Shareholders' rights



  5              Form of Management Contract



  8              Custodian Agreement



  9(a)           Transfer Agency and Service Agreement



   (b)           Form of Administrative Services Agreement


  11             Auditor's Consent

  16             Schedule of Performance
                 Calculations

  17             Financial Data Schedule